-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 2-57689) UNDER
                          THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO.
                       POST-EFFECTIVE AMENDMENT NO. 37
                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 41

                      VANGUARD MUNICIPAL BOND FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                P.O. BOX 2600,
                            VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                 REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                 P.O. BOX 876
                            VALLEY FORGE, PA 19482

  It is proposed that this filing become effective on December 30, 1997 pursuant to paragraph (b) of Rule 485.

  Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

  We have elected to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the year ended August 31, 1997 on November 28, 1997.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       VANGUARD MUNICIPAL BOND FUND, INC.

                             CROSS REFERENCE SHEET

  FORM N-1A
 ITEM NUMBER                                        LOCATION IN PROSPECTUS
  Item 1.    Cover Page............................ Cover Page
  Item 2.    Synopsis.............................. Highlights
  Item 3.    Condensed Financial Information....... Financial Highlights
  Item 4.    General Description of Registrant..... The Portfolios' Objective;
                                                    Investment Strategy;
                                                    Investment Limitations;
                                                    Investment Policies; A Word
                                                    About Risk; Investment
                                                    Performance; General
                                                    Information
  Item 5.    Management of the Fund................ The Portfolios and
                                                    Vanguard; Investment
                                                    Adviser
  Item 5A.   Management's Discussion of Fund
             Performance........................... Herein incorporated by reference from Registrant's
                                                    Annual Report to
                                                    Shareholders Dated August
                                                    31, 1997 filed with the
                                                    Securities & Exchange
                                                    Commission's EDGAR system
                                                    on October 29, 1997.
  Item 6.    Capital Stock and Other Securities.... Buying Shares; Redeeming
                                                    Shares; Share Price;
                                                    Dividends, Capital Gains
                                                    and Taxes; General
                                                    Information
  Item 7.    Purchase of Securities Being Offered.. Buying Shares; How to
                                                    Exchange Shares
  Item 8.    Redemption or Repurchase.............. Redeeming Shares
  Item 9.    Pending Legal Proceedings............. Not Applicable
  FORM N-1A                                         LOCATION IN STATEMENT
 ITEM NUMBER                                        OF ADDITIONAL INFORMATION
  Item 10.   Cover Page............................ Cover Page
  Item 11.   Table of Contents..................... Cover Page
  Item 12.   General Information and History....... Investment Policies;
                                                    Investment Management;
                                                    Description of Shares and
                                                    Voting Rights
  Item 13.   Investment Objective and Policies..... Investment Policies;
                                                    Investment Limitations
  Item 14.   Management of the Registrant.......... Management of the Fund;
                                                    Investment Management
  Item 15.   Control Persons and Principal Holders
             of Securities......................... Management of the Fund
  Item 16.   Investment Advisory and Other
             Services.............................. Management of the Fund;
                                                    Investment Management
  Item 17.   Brokerage Allocation.................. Not Applicable
  Item 18.   Capital Stock and Other Securities.... Description of Shares and
                                                    Voting Rights; Valuation of
                                                    Shares
  Item 19.   Purchase, Redemption and Pricing of
             Securities Being Offered.............. Purchase of Shares;
                                                    Redemption of Shares
  Item 20.   Tax Status............................ Not Applicable
  Item 21.   Underwriters.......................... Not Applicable
  Item 22.   Calculations of Performance Data...... Calculation of Yield; Yield
                                                    and Total Return
  Item 23.   Financial Statements.................. Financial Statements

                                                        Vanguard
                                                        Municipal Bond Fund


                                                        Prospectus
                                                        December 30, 1997


Money Market
Portfolio

Short-Term Portfolio

Limited-Term
Portfolio

Intermediate-Term
Portfolio

Long-Term Portfolio

Insured Long-Term
Portfolio

High-Yield Portfolio

This prospectus
contains financial data
for the Fund through
the period ended
October 31, 1997.



                                                        A member of
                                       [LOGO OF THE VANGUARD GROUP APPEARS HERE]

Vanguard Municipal Bond Fund             A Federal Income Tax-Exempt Mutual Fund


  Contents
  Portfolio Profile                          1
  Portfolio Expenses                         3
  Financial Highlights                       5
  A Word About Risk                          9
  The Portfolios' Objective                  9
  Who Should Invest                          9
  Investment Strategy                       10
  Investment Policies                       14
  Investment Limitations                    15
  Investment Performance                    16
  Share Price                               16
  Dividends, Capital
   Gains, and Taxes                         17
  The Portfolios and
   Vanguard                                 18
  Investment Adviser                        18
  General Information                       19
  Investing with Vanguard                   20
  Services and Account
   Features                                 20
  Types of Accounts                         21
  Distribution Options                      21
  Buying Shares                             22
  Redeeming Shares                          24
  Transferring Registration                 26
  Fund and Account Updates                  27
  Prospectus Postscript                     28
  Glossary                   Inside Back Cover


  Investment Objective

  Vanguard Municipal Bond Fund (the Fund) is an open-end investment company that includes seven separate, diversified mutual fund portfolios: Money Market, Short-Term, Limited-Term, Intermediate-Term, Long-Term, Insured Long-Term, and High-Yield.
    Each Portfolio seeks to provide income that is exempt from federal income taxes. One Portfolio emphasizes stability; three Portfolios seek varying levels of stability and income; three Portfolios emphasize income over stability.
    You can buy shares in any of the seven Portfolios that meet your investment needs; you do not have to buy shares in all seven.
    It is important to note that none of the Portfolios' shares is guaranteed or insured by the FDIC or any other agency of the U.S. government. Although the interest and principal payments for at least 80% of the bonds in the Insured Long-Term Portfolio are guaranteed, the value of the bonds themselves is not guaranteed. As with any investment in bonds, which are sensitive to changes in interest rates, you could lose money by investing in any of the Portfolios.

  Fees and Expenses

  The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.

  Additional Information About the Portfolios

  A Statement of Additional Information (dated December 30, 1997) containing more information about the Portfolios is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (http://www.sec.gov).

  Why Reading This Prospectus Is Important

  This prospectus explains the objective, risks, and strategy of each Vanguard Municipal Bond Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide which Portfolios, if any, are the right investment for you. We suggest that you keep it for future reference.

  These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Portfolio Profile                                   Vanguard Municipal Bond Fund

Who Should Invest (page 9)

 .  Investors seeking a municipal bond mutual fund as part of a balanced and diversified investment program.
 .  Income-oriented investors in a high federal tax bracket.

Who Should Not Invest

 .  Investors seeking growth of their investment over time.
 .  Investors in a retirement account.
 .  Investors unwilling to accept significant fluctuations in share prices
   (intermediate- and longer-term portfolios).

Risks of the Portfolios (pages 9-15)

The total returns of six Portfolios (the Money Market Portfolio, which seeks to maintain a stable share price, is the exception) will fluctuate within a wide range, so an investor could lose money over short or even extended periods; this fluctuation is the result of interest rate risk (the chance that bond prices will decline because of rising interest rates).

All seven Portfolios are subject to income risk (the chance that falling interest rates will cause the Portfolios' income--and thus the Portfolios' return--to decline) and objective risk (the chance that a specific segment of the municipal bond market will trail returns from the overall bond market). More detailed information about risk--including risks specific to each Portfolio--is provided beginning on page 9.

Dividends and Capital Gains (page 17)

Dividends are declared daily and paid on the first business day of each month. Capital gains, if any, are paid annually in December.

Investment Adviser (page 18)

Vanguard Fixed Income Group, Valley Forge, Pa., manages each of the seven Portfolios.

Minimum Initial Investment for Each Portfolio: $3,000; $1,000 for custodial accounts for minors.

Account Features (page 20)

 .  Telephone Redemption
 .  Checkwriting
 .  Vanguard Direct Deposit Service(SM)
 .  Vanguard Automatic Exchange Service(SM)
 .  Vanguard Fund Express(R)
 .  Vanguard Dividend Express(SM)

Average Annual Total Returns--Periods Ended October 31, 1997

                                                     1 Year  5 Years  10 Years
                                                     -------------------------
Money Market                                           3.5%     3.1%     4.1%
Lipper Tax-Exempt
  Money Market Average                                 3.0      2.7      3.7

Short-Term                                             4.0%     3.9%     5.1%
Lipper Short-Term Municipal
  Bond Average                                         4.2      3.9      4.8

Limited-Term                                           5.0%     4.9%     6.3%
Lipper Limited-Term Municipal
  Bond Average                                         4.9      4.6      5.7

Intermediate-Term                                      6.6%     7.1%     8.4%
Lipper Intermediate-Term
  Municipal Bond Average                               6.6      6.2      7.1

Long-Term                                              8.2%     8.2%     9.4%
Lipper General Municipal
  Bond Average                                         8.1      7.0      8.3

Insured Long-Term                                      7.6%     7.9%     9.1%
Lipper Insured Municipal
  Bond Average                                         7.4      6.8      8.2

High-Yield                                             8.4%     8.1%     9.6%
Lipper High-Yield Municipal
  Bond Average                                         9.3      7.4      8.3
------------------------------------------------------------------------------

In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividend and capital gain distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and (except for the Money Market Portfolio) principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

Portfolio Profile (continued)                      Vanguard Municipal Bond Fund

------------------------------------------------------------------------------------------------
                                           Money Market         Short-Term         Limited-Term
------------------------------------------------------------------------------------------------
Inception Date:                              6/10/1980           9/1/1977            8/31/1987
Net Assets as of 10/31/1997:               $5.4 billion        $1.5 billion        $2.0 billion
Portfolio's Expense Ratio for the
     Period Ended 10/31/1997:                 0.18%**             0.18%**             0.18%**
Loads, 12b-1 Marketing Fees:                   None                None                None
Suitable for IRAs:                              No                  No                  No
Newspaper Abbreviation:                       VangMB*              MuSht               MuLtd
Vanguard Fund Number:                           045                 041                 031
Cusip Number:                                922907506           922907100           922907704
Quotron Symbol:                               VMSXX.Q             VWSTX.Q             VMLTX.Q
------------------------------------------------------------------------------------------------

  *Money market funds are listed separately from the daily mutual fund listings. **Annualized.

-----------------------------------------------------------------------------------------------
                                                                                     Insured
                                        Intermediate-Term        Long-Term          Long-Term
-----------------------------------------------------------------------------------------------
Inception Date:                              9/1/1977            9/1/1977            9/30/1984
Net Assets as of 10/31/1997:               $6.8 billion        $1.2 billion        $2.0 billion
Portfolio's Expense Ratio for the
  Period Ended 10/31/1997:                     0.18%**             0.18%**             0.18%**
Loads, 12b-1 Marketing Fees:                   None                None                None
Suitable for IRAs:                              No                  No                  No
Newspaper Abbreviation:                        MuInt              MuLong              MuInLg
Vanguard Fund Number:                           042                 043                 058
Cusip Number:                                922907209           922907308           922907605
Quotron Symbol:                              VWITX.Q             VWLTX.Q             VILPX.Q
-----------------------------------------------------------------------------------------------

**Annualized.

-----------------------------------------------------------------------------------------------
                                           High-Yield
-----------------------------------------------------------------------------------------------
Inception Date:                             12/27/1978
Net Assets as of 10/31/1997:               $2.3 billion
Portfolio's Expense Ratio for the
     Period Ended 10/31/1997:                0.19%**
Loads, 12b-1 Marketing Fees:                   None
Suitable for IRAs:                              No
Newspaper Abbreviation:                        MuHY
Vanguard Fund Number:                           044
Cusip Number:                                922907407
Quotron Symbol:                               VWAHX.Q
-----------------------------------------------------------------------------------------------

**Annualized.

Portfolio Expenses

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in one of the Portfolios.

  As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of any Portfolio:

Shareholder Transaction Expenses

Sales Load Imposed on Purchases:                                        None
Sales Load Imposed on Reinvested Dividends:                             None
Redemption Fees:                                                        None
Exchange Fees:                                                          None

  The next table illustrates the operating expenses that you would incur as a shareholder of each Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering a Portfolio, providing shareholder services, and other activities. The expenses shown in the tables are for the period ended October 31, 1997.

Annual Portfolio Operating Expenses

--------------------------------------------------------------------------------------------------------
                                                   Money
                                                   Market            Short-Term           Limited-Term
--------------------------------------------------------------------------------------------------------
Management and Administrative Expenses:             0.13%                 0.12%               0.13%
Investment Advisory Expenses:                       0.01%                 0.01%               0.01%
12b-1 Marketing Fees:                               None                  None                None
Other Expenses
  Marketing and Distribution
     Costs:                                   0.03%                 0.03%              0.02%
  Miscellaneous Expenses
     (e.g., Taxes, Auditing):                 0.01%                 0.02%              0.02%
                                              -----                 -----              -----
Total Other Expenses:                               0.05%                 0.05%               0.04%
                                                    -----                 -----               -----
  Total Operating Expenses
     (Expense Ratio):                               0.18%                 0.18%               0.18%
                                                    =====                 =====               =====

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                            The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                                 Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. For example, the Limited-Term Portfolio's annualized expense ratio in the period ended October 31, 1997, was 0.18%, or $1.80 per $1,000 of average net assets. The average federal tax-exempt bond mutual fund (excluding money market funds) had expenses during this period of 1.02%, or $10.20 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

------------------------------------------------------------------------------------------
                                                    Intermediate-                Insured
                                                        Term        Long-Term   Long-Term
------------------------------------------------------------------------------------------
Management and Administrative Expenses:                 0.13%         0.13%       0.13%
Investment Advisory Expenses:                           0.01%         0.01%       0.01%
12b-1 Marketing Fees:                                   None          None        None
Other Expenses
  Marketing and Distribution
     Costs:                                       0.02%         0.02%       0.02%
  Miscellaneous Expenses
     (e.g., Taxes, Auditing):                     0.02%         0.02%       0.02%
                                                  -----         -----       -----
Total Other Expenses:                                   0.04%         0.04%       0.04%
                                                        -----         -----       -----
  Total Operating Expenses
     (Expense Ratio):                                   0.18%         0.18%       0.18%
                                                        =====         =====       =====
------------------------------------------------------------------------------------------
                                                                              High-Yield
------------------------------------------------------------------------------------------
Management and Administrative Expenses:                                           0.13%
Investment Advisory Expenses:                                                     0.01%
12b-1 Marketing Fees:                                                              None
Other Expenses
  Marketing and Distribution Costs:                                         0.02%
  Miscellaneous Expenses (e.g., Taxes, Auditing):                           0.03%
                                                                            -----
Total Other Expenses:                                                             0.05%
                                                                                  -----
  Total Operating Expenses (Expense Ratio):                                       0.19%
                                                                                  =====

  The following example is intended to help you compare the cost of investing in the Portfolios to the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.

------------------------------------------------------------------------------------------
Portfolio                          1 Year         3 Years        5 Years        10 Years
------------------------------------------------------------------------------------------
Money Market                         $2             $6             $10             $23
Short-Term                            2              6              10              23
Limited-Term                          2              6              10              23
Intermediate-Term                     2              6              10              23
Long-Term                             2              6              10              23
Insured Long-Term                     2              6              10              23
High-Yield                            2              6              11              24
------------------------------------------------------------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future, which may be higher or lower than those shown.

Financial Highlights

The following financial highlights tables show the results for a share outstanding of each Portfolio for each of the last ten years ended August 31, 1997, and for the two-month period ended October 31, 1997. (Following August 31, 1997, the Fund changed its fiscal year-end to October 31.) The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of each Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              MONEY MARKET PORTFOLIO
                                                                          ----------------------------------------------------------
                                                                                               Year Ended August 31,
                                                           Sep. 1 to      ----------------------------------------------------------
                                                       Oct. 31, 1997            1997           1996           1995           1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                                          $1.00           $1.00          $1.00          $1.00          $1.00
                                                          --------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                          .006            .034           .034           .036           .024
Net Realized and
  Unrealized Gain (Loss)
  on Investments                                                  --              --             --             --             --
                                                          --------------------------------------------------------------------------
  Total from Investment
     Operations                                                 .006            .034           .034           .036           .024
------------------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from
  Net Investment Income                                        (.006)          (.034)         (.034)         (.036)         (.024)
 Distributions from
  Realized Capital Gains                                          --              --             --             --             --
                                                          --------------------------------------------------------------------------
  Total Distributions                                          (.006)          (.034)         (.034)         (.036)         (.024)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                                                $1.00           $1.00          $1.00          $1.00          $1.00
====================================================================================================================================
Total Return                                                   0.59%           3.47%          3.48%          3.63%          2.43%
====================================================================================================================================
Ratios/Supplemental Data
Net Assets, End of
  Period (Millions)                                           $5,380          $5,345         $4,624         $4,166         $4,164
Ratio of Total Expenses to
  Average Net Assets                                          0.18%*           0.19%          0.20%          0.22%          0.20%
Ratio of Net Investment
  Income to Average
  Net Assets                                                  3.53%*           3.41%          3.42%          3.56%          2.41%
Portfolio Turnover Rate                                          N/A             N/A            N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     MONEY MARKET PORTFOLIO
                                                          --------------------------------------------------------------------------
                                                                                      Year Ended August 31,
                                                          --------------------------------------------------------------------------
                                                                 1993       1992       1991        1990        1989       1988
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                                           $1.00      $1.00      $1.00       $1.00       $1.00      $1.00
                                                          --------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                           .025       .035       .050        .057        .060       .048
Net Realized and
  Unrealized Gain (Loss)
  on Investments                                                   --         --         --          --          --         --
                                                          --------------------------------------------------------------------------
   Total from Investment
    Operations                                                   .025       .035       .050        .057        .060       .048
------------------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from
  Net Investment Income                                         (.025)     (.035)     (.050)      (.057)      (.060)     (.048)
 Distributions from
  Realized Capital Gains                                           --         --         --          --          --         --
                                                          --------------------------------------------------------------------------
  Total Distributions                                           (.025)     (.035)     (.050)      (.057)      (.060)     (.048)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                                                 $1.00      $1.00      $1.00       $1.00       $1.00      $1.00
====================================================================================================================================
Total Return                                                    2.51%      3.54%      5.08%       5.90%       6.18%      4.91%
====================================================================================================================================
Ratios/Supplemental Data
Net Assets, End of
  Period (Millions)                                            $3,538     $3,165     $2,709      $2,488      $2,109     $2,150
Ratio of Total Expenses to
  Average Net Assets                                            0.20%      0.23%      0.25%       0.25%       0.27%      0.29%
Ratio of Net Investment
  Income to Average
  Net Assets                                                    2.48%      3.45%      4.94%       5.72%       5.99%      4.78%
Portfolio Turnover Rate                                          N/A        N/A        N/A         N/A         N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------

*Annualized

                              ------------------
                               Plain Talk About
                              ------------------

                          How to Read the Financial
                               Highlights Table

This explanation uses the Money Market Portfolio as an example. The Portfolio began the period ended October 31, 1997, with a net asset value (price) of $1.00 per share. During the period, the Portfolio earned $.006 per share from investment income (interest and dividends). All of these earnings were returned to shareholders in the form of dividend distributions. The earnings ($.006 per share) less distributions ($.006 per share) resulted in a share price of $1.00 at the end of the year. Assuming that the shareholder had reinvested the distribution in purchasing more shares, total return from the Portfolio was 0.59% for the period. As of October 31, 1997, the Portfolio had $5.38 billion in net assets; an annualized expense ratio of 0.18% ($1.80 per $1,000 of net assets); and annualized net investment income amounting to 3.53% of its average net assets.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHORT-TERM PORTFOLIO
                                                                          ----------------------------------------------------------
                                                                                              Year Ended August 31,
                                                            Sep. 1 to     ----------------------------------------------------------
                                                          Oct. 31, 1997    1997      1996      1995      1994      1993      1992
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $15.57      $15.54    $15.59    $15.46    $15.63    $15.64    $15.53
                                                          --------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                          .103        .610      .609      .600      .534      .609      .720
 Net Realized and Unrealized Gain (Loss) on Investments         .010        .034     (.050)     .131     (.150)     .033      .171
                                                          --------------------------------------------------------------------------
  Total from Investment Operations                              .113        .644      .559      .731      .384      .642      .891
------------------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                          (.103)      (.610)    (.609)    (.600)    (.534)    (.609)    (.720)
 Distributions from Realized Capital Gains                        --       (.004)       --     (.001)    (.020)    (.043)    (.061)
                                                          --------------------------------------------------------------------------
  Total Distributions                                          (.103)      (.614)    (.609)    (.601)    (.554)    (.652)    (.781)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $15.58      $15.57    $15.54    $15.59    $15.46    $15.63    $15.64
====================================================================================================================================
Total Return                                                    0.73%       4.22%     3.64%     4.83%     2.49%     4.18%     5.87%
====================================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                          $1,485      $1,464    $1,457    $1,442    $1,561    $1,329    $1,061
Ratio of Total Expenses to Average Net Assets                   0.18%*      0.19%     0.20%     0.22%     0.20%     0.20%     0.23%
Ratio of Net Investment Income to Average Net Assets            3.96%*      3.91%     3.90%     3.88%     3.42%     3.88%     4.58%
Portfolio Turnover Rate                                            4%         34%       33%       32%       27%       46%       60%
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  SHORT-TERM PORTFOLIO
                                                                          --------------------------------------
                                                                                  Year Ended August 31,
                                                                          ------------------------------------
                                                                           1991      1990      1989      1988
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $15.35    $15.30    $15.21    $15.37
                                                                          ------------------------------------
Investment Operations
 Net Investment Income                                                      .861      .906      .880      .785
 Net Realized and Unrealized Gain (Loss) on Investments                     .180      .050      .090     (.056)
                                                                          ------------------------------------
  Total from Investment Operations                                         1.041      .956      .970      .729
--------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                                      (.861)    (.906)    (.880)    (.785)
 Distributions from Realized Capital Gains                                    --        --        --     (.104)
                                                                          ------------------------------------
  Total Distributions                                                      (.861)    (.906)    (.880)    (.889)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $15.53    $15.35    $15.30    $15.21
==============================================================================================================
Total Return                                                                6.96%     6.42%     6.56%     4.89%
==============================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                                      $  841    $  751    $  700    $  841
Ratio of Total Expenses to Average Net Assets                               0.25%     0.25%     0.27%     0.29%
Ratio of Net Investment Income to Average Net Assets                        5.55%     5.90%     5.77%     5.13%
Portfolio Turnover Rate                                                      104%       78%       54%      113%
--------------------------------------------------------------------------------------------------------------
*Annualized


                                                                                            LIMITED-TERM PORTFOLIO
                                                                          ----------------------------------------------------------
                                                                                            Year Ended August 31,
                                                            Sep. 1 to     ----------------------------------------------------------
                                                          Oct. 31, 1997    1997      1996      1995      1994      1993      1992
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $10.71      $10.62    $10.71    $10.57    $10.80    $10.64    $10.43
                                                          --------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                          .078        .476      .483      .476      .454      .485      .541
 Net Realized and Unrealized Gain (Loss) on Investments         .030        .090     (.090)     .140     (.208)     .209      .271
                                                          --------------------------------------------------------------------------
  Total from Investment Operations                              .108        .566      .393      .616      .246      .694      .812
------------------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                          (.078)      (.476)    (.483)    (.476)    (.454)    (.485)    (.541)
 Distributions from Realized Capital Gains                        --          --        --        --     (.022)    (.049)    (.061)
                                                          --------------------------------------------------------------------------
  Total Distributions                                          (.078)      (.476)    (.483)    (.476)    (.476)    (.534)    (.602)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $10.74      $10.71    $10.62    $10.71    $10.57    $10.80    $10.64
====================================================================================================================================
Total Return                                                    1.01%       5.44%     3.73%     5.99%     2.31%     6.68%     8.01%
====================================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                          $1,962      $1,929    $1,761    $1,669    $1,814    $1,625    $  873
Ratio of Total Expenses to Average Net Assets                   0.18%*      0.19%     0.21%     0.22%     0.20%     0.20%     0.23%
Ratio of Net Investment Income to Average Net Assets            4.34%*      4.46%     4.51%     4.51%     4.24%     4.50%     5.08%
Portfolio Turnover Rate                                            2%         28%       27%       35%       21%       20%       37%
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                                   LIMITED-TERM PORTFOLIO
                                                                          --------------------------------------
                                                                                   Year Ended August 31,
                                                                          --------------------------------------
                                                                           1991       1990      1989      1988
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $10.17     $10.14    $10.10    $10.00
                                                                          --------------------------------------
Investment Operations
 Net Investment Income                                                      .614       .643      .638      .595
 Net Realized and Unrealized Gain (Loss) on Investments                     .265       .041      .046      .100
                                                                          --------------------------------------
  Total from Investment Operations                                          .879       .684      .684      .695
----------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                                      (.614)     (.643)    (.638)    (.595)
 Distributions from Realized Capital Gains                                 (.005)     (.011)    (.006)       --
                                                                          --------------------------------------
  Total Distributions                                                      (.619)     (.654)    (.644)    (.595)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $10.43     $10.17    $10.14    $10.10
================================================================================================================
Total Return                                                                8.88%      6.93%     6.98%     7.11%
================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                                      $  420     $  245    $  166    $  162
Ratio of Total Expenses to Average Net Assets                               0.25%      0.25%     0.27%     0.29%
Ratio of Net Investment Income to Average Net Assets                        5.91%      6.31%     6.33%     5.91%
Portfolio Turnover Rate                                                       57%        55%       88%      122%
----------------------------------------------------------------------------------------------------------------
*Annualized


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  INTERMEDIATE-TERM PORTFOLIO
                                               -------------------------------------------------------------------------------------
                                                                                  Year Ended August 31,
                                   Sep. 1 to   -------------------------------------------------------------------------------------
                               Oct. 31, 1997     1997     1996     1995     1994     1993    1992    1991    1990    1989    1988
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                  $13.30   $13.04   $13.14   $13.02   $13.45   $12.85  $12.41  $11.90  $12.08  $11.71  $11.79
                                   -------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                  .111     .669     .671     .686     .683     .710    .747    .791    .822    .839    .800
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                        .050     .263    (.091)    .278    (.354)    .721    .516    .605   (.114)   .370    .012
                                   -------------------------------------------------------------------------------------------------
  Total from Investment
   Operations                           .161     .932     .580     .964     .329    1.431   1.263   1.396    .708   1.209    .812
------------------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net
  Investment Income                    (.111)   (.669)   (.671)   (.686)   (.683)   (.710)  (.747)  (.791)  (.822)  (.839)  (.800)
 Distributions from Realized
  Capital Gains                           --    (.003)   (.009)   (.158)   (.076)   (.121)  (.076)  (.095)  (.066)     --   (.092)
                                   -------------------------------------------------------------------------------------------------
  Total Distributions                  (.111)   (.672)   (.680)   (.844)   (.759)   (.831)  (.823)  (.886)  (.888)  (.839)  (.892)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                        $13.35   $13.30   $13.04   $13.14   $13.02   $13.45  $12.85  $12.41  $11.90  $12.08  $11.71
====================================================================================================================================
Total Return                           1.21%    7.31%    4.47%    7.82%    2.49%   11.54%  10.52%  12.15%   6.05%  10.63%   7.22%
====================================================================================================================================
Ratios/Supplemental Data
Net Assets, End of
 Period (Millions)                    $6,770   $6,658   $5,927   $5,448   $5,068   $4,945  $3,102  $2,006  $1,259  $1,005    $794
Ratio of Total Expenses to
 Average Net Assets                    0.18%*   0.19%    0.20%    0.22%    0.20%    0.20%   0.23%   0.25%   0.25%   0.27%   0.29%
Ratio of Net Investment
 Income to Average
 Net Assets                            4.99%*   5.07%    5.09%    5.35%    5.15%    5.41%   5.91%   6.49%   6.83%   7.03%   6.88%
Portfolio Turnover Rate                    1%     15%      14%      12%      18%      15%     32%     27%     54%     56%     89%
------------------------------------------------------------------------------------------------------------------------------------

*Annualized

------------------------------------------------------------------------------------------------------------------------------------
                                                                         LONG-TERM PORTFOLIO
                                               -------------------------------------------------------------------------------------
                                                                          Year Ended August 31,
                                  Sep. 1 to    -------------------------------------------------------------------------------------
                              Oct. 31, 1997    1997     1996     1995    1994    1993    1992     1991    1990     1989     1988
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                 $11.11  $10.73   $10.68   $10.58  $11.38  $10.95  $10.58   $10.13  $10.53   $10.04   $10.38
                                   -------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                 .098    .588     .591     .608    .609    .640    .711     .722    .732     .760     .747
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                       .070    .403     .050     .256   (.595)   .715    .561     .626   (.233)    .490    (.022)
                                   -------------------------------------------------------------------------------------------------
 Total from Investment
  Operations                           .168    .991     .641     .864    .014   1.355   1.272    1.348    .499    1.250     .725
------------------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net
  Investment Income                   (.098)  (.588)   (.591)   (.608)  (.609)  (.640)  (.711)   (.722)  (.732)   (.760)   (.747)
 Distributions from Realized
  Capital Gains                          --   (.023)      --    (.156)  (.205)  (.285)  (.191)   (.176)  (.167)      --    (.318)
                                   -------------------------------------------------------------------------------------------------
  Total Distributions                 (.098)  (.611)   (.591)   (.764)  (.814)  (.925)  (.902)   (.898)  (.899)   (.760)  (1.065)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                       $11.18  $11.11   $10.73   $10.68  $10.58  $11.38  $10.95   $10.58  $10.13   $10.53   $10.04
====================================================================================================================================
Total Return                          1.52%   9.46%    6.08%    8.74%   0.08%  13.09%  12.60%   13.86%   4.88%   12.79%    7.57%
====================================================================================================================================
Ratios/Supplemental Data
Net Assets, End of
 Period (Millions)                   $1,249  $1,222   $1,110   $1,054  $1,001  $1,131    $962     $798    $683     $626     $531
Ratio of Total Expenses to
 Average Net Assets                   0.18%*  0.19%    0.20%    0.23%   0.20%   0.20%   0.23%    0.25%   0.25%    0.27%    0.29%
Ratio of Net Investment
 Income to Average
 Net Assets                           5.28%*  5.37%    5.45%    5.87%   5.56%   5.81%   6.52%    7.09%   7.04%    7.33%    7.48%
Portfolio Turnover Rate                  1%      9%      26%      35%     45%     36%     63%      62%    110%      99%      34%
------------------------------------------------------------------------------------------------------------------------------------
*Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                        INSURED LONG-TERM PORTFOLIO
                                      -----------------------------------------------------------------------------------------
                                                                            Year Ended August 31,
                            Sep. 1 to -----------------------------------------------------------------------------------------
                        Oct. 31, 1997     1997     1996     1995     1994     1993     1992     1991     1990     1989    1988
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period           $12.45   $12.14   $12.12   $11.98   $12.89   $12.28   $11.74   $11.25   $11.67   $11.14  $11.24
                             --------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income           .111     .674     .670     .684     .699     .718     .768     .775     .805     .833    .827
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                 .060     .382     .020     .313    (.734)    .813     .616     .615   (.267)     .530      --
                             --------------------------------------------------------------------------------------------------
  Total from Investment
   Operations                    .171    1.056     .690     .997    (.035)   1.531    1.384    1.390     .538    1.363    .827
-------------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net
  Investment Income             (.111)   (.674)   (.670)   (.684)   (.699)   (.718)   (.768)   (.775)   (.805)   (.833)  (.827)
 Distributions from Realized
  Capital Gains                    --    (.072)      --    (.173)   (.176)   (.203)   (.076)   (.125)   (.153)      --   (.100)
                             --------------------------------------------------------------------------------------------------
  Total Distributions           (.111)   (.746)   (.670)   (.857)   (.875)   (.921)   (.844)   (.900)   (.958)   (.833)  (.927)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                 $12.51   $12.45   $12.14   $12.12   $11.98   $12.89   $12.28   $11.74   $11.25   $11.67  $11.14
===============================================================================================================================
Total Return                    1.37%    8.93%    5.77%    8.88%   -0.32%   13.06%   12.22%   12.79%    4.74%   12.57%   7.78%
===============================================================================================================================
Ratios/Supplemental Data
Net Assets, End of
 Period (Millions)             $2,043   $2,024   $1,936   $1,935   $1,938   $2,194   $1,947   $1,551   $1,122     $934    $735
Ratio of Total Expenses to
 Average Net Assets            0.18%*    0.19%    0.20%    0.22%    0.20%    0.20%    0.23%    0.25%    0.25%    0.27%   0.29%
Ratio of Net Investment
 Income to Average
 Net Assets                    5.32%*    5.47%    5.46%    5.82%    5.62%    5.77%    6.34%    6.77%    6.99%    7.24%   7.50%
Portfolio Turnover Rate            1%      18%      18%       7%      16%      30%      42%      33%      47%      36%     28%
-------------------------------------------------------------------------------------------------------------------------------
*Annualized.

                                      -----------------------------------------------------------------------------------------
                                                                            HIGH-YIELD PORTFOLIO
                                      -----------------------------------------------------------------------------------------
                                                                            Year Ended August 31,
                            Sep. 1 to -----------------------------------------------------------------------------------------
                        Oct. 31, 1997     1997     1996     1995     1994     1993     1992     1991     1990     1989    1988
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period           $10.76   $10.39   $10.43   $10.39   $11.17   $10.76   $10.32    $9.90   $10.27    $9.73   $9.94
                             --------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income           .106     .589     .594     .625     .626     .669     .723     .732     .739     .752    .745
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                 .070     .370    (.040)    .213    (.566)    .664     .546     .560    (.259)    .540   (.006)
                             --------------------------------------------------------------------------------------------------
  Total from Investment
   Operations                    .176     .959     .554     .838     .060    1.333    1.269    1.292     .480    1.292    .739
-------------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net
  Investment Income             (.106)   (.589)   (.594)   (.625)   (.626)   (.669)   (.723)   (.732)   (.739)   (.752)  (.745)
 Distributions from Realized
  Capital Gains                    --       --       --    (.173)   (.214)   (.254)   (.106)   (.140)   (.111)      --   (.204)
                             --------------------------------------------------------------------------------------------------
  Total Distributions           (.106)   (.589)   (.594)   (.798)   (.840)   (.923)   (.829)   (.872)   (.850)   (.752)  (.949)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                 $10.83   $10.76   $10.39   $10.43   $10.39   $11.17   $10.76   $10.32   $ 9.90   $10.27   $9.73
===============================================================================================================================
Total Return                    1.63%    9.45%    5.39%    8.69%    0.52%   13.08%   12.81%   13.66%    4.82%   13.64%   8.00%
===============================================================================================================================
Ratios/Supplemental Data
Net Assets, End of
 Period (Millions)             $2,256   $2,193   $1,985   $1,865   $1,781   $1,931   $1,505   $1,215     $962     $865    $690
Ratio of Total Expenses to
 Average Net Assets            0.19%*    0.19%    0.20%    0.22%    0.20%    0.20%    0.23%    0.25%    0.25%    0.27%   0.29%
Ratio of Net Investment
 Income to Average Net Assets  6.08%*    5.56%    5.66%    6.15%    5.83%    6.15%    6.83%    7.34%    7.30%    7.43%   7.74%
Portfolio Turnover Rate            3%      27%      19%      33%      50%      34%      64%      58%      82%      80%     40%
-------------------------------------------------------------------------------------------------------------------------------

*Annualized.

  From time to time, the Vanguard Funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

================================================================================
A Word About Risk

This prospectus describes the risks you would face as an investor in the Portfolios of Vanguard Municipal Bond Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also is generally true: the lower the risk, the lower the potential reward. As you consider an investment in one or more of the Fund's Portfolios, you should weigh your need for tax-free income with your personal tolerance for the daily fluctuations of the bond market.

  Look for this "warning flag" symbol [FLAG APPEARS HERE] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of any of the Portfolios, would confront.
================================================================================


The Portfolios' Objective

Each Portfolio seeks to provide varying amounts of income that is exempt from federal income taxes. This objective is fundamental, which means that it cannot be changed unless a majority of Portfolio shareholders vote to do so.

[FLAG     Because of the several types of risks described on the following
APPEARS   pages, your investment in one or more of the Portfolios, as with any
HERE]     investment in bonds, could lose money.

Who Should Invest

Any of the Portfolios of Vanguard Municipal Bond Fund may be suitable for you if:

 . You wish to add a municipal bond income fund to your existing holdings, which could include other tax-exempt--as well as stock, money market, and taxable bond--investments.

 . You are seeking income that is exempt from federal income taxes.

  However, one Portfolio may more closely meet your personal investment objectives than the others. For instance, the Money Market Portfolio may be suitable for you if:

 . You do not want fluctuation in the share price of your investment.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                                Municipal Bonds

Municipal bonds are securities issued by state and local governments and regional government authorities as a way of raising money for public construction projects (for example, highways, airports, housing); for operating expenses; or for loans to public institutions and facilities. Generally, investors can choose from thousands of municipal bond offerings.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                                Taxable Versus
                            Tax-Exempt Investments

You may not always profit from a tax-exempt investment; some taxable investments could serve you better. To determine which is more suitable, figure out the tax-exempt portfolio's taxable equivalent yield. You do this by dividing the portfolio's tax-exempt yield by the total of 100% minus your tax bracket. For example, if you are in the 28% federal tax bracket, and can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.94% (5.0% / 72% [100% - 28%]). In this example, you would choose the tax-exempt portfolio if its taxable equivalent yield of 6.94% were greater than the yield of a similar, though taxable, investment.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                            Bonds and Interest Rates

When interest rates rise, bond prices fall. The opposite is also true: bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

 .    You are seeking a short-term investment vehicle.

     The Short-Term, Limited-Term, and Intermediate-Term Portfolios may be suitable for you if:

 .    You are seeking a moderate level of tax-exempt income and a moderate amount of share-price fluctuation.

     The Long-Term, Insured Long-Term, and High-Yield Portfolios may be suitable for you if:

 .    You are seeking a greater amount of tax-exempt income and are willing to accept significant fluctuations in share price.

     None of the Portfolios are appropriate investments if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the shareholders in a Portfolio. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

 .    Each Portfolio reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

 .    There is a limit on the number of times you can exchange into or out of a
     Portfolio (see "Redeeming Shares" in the Investing with Vanguard section).

 .    The Fund reserves the right to stop offering shares at any time.


Investment Strategy

This section explains how the Portfolios' investment adviser seeks to provide income that is exempt from federal income taxes. It also explains several important risks--income risk, interest rate risk, call risk, objective risk, credit risk, and manager risk--faced by Portfolio shareholders. The adviser's investment strategy is not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Fund will give shareholders 30 days' notice, in writing.

Market Exposure

Each of the Portfolios invests in municipal bonds that, depending on their maturity and quality, provide varying amounts of tax-exempt income.

[FLAG     Each Portfolio is subject to income risk, which is the possibility
APPEARS   that a Portfolio's dividends (income) will fall due to falling
HERE] interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds.

       Changes in interest rates will affect bond prices as well as bond income.

[FLAG     Six of the seven Portfolios (the Money Market Portfolio is the
APPEARS   exception) are subject to interest rate risk, which is the possibility
HERE] that bond prices overall will decline over short or even extended periods due to rising interest rates. Interest rate risk should be modest for shorter-term bonds, moderate for intermediate-term bonds, and high for longer-term bonds.

  In the past, bond investors have seen the value of their investment rise and fall--sometimes significantly--with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused long-term bond prices to fall by almost 48%.

  Because each Portfolio (except the Money Market Portfolio) invests mainly in bonds, changes in interest rates will impact, to varying degrees, the value of each Portfolio's assets. To illustrate how much of an impact, the following table shows the effect of a 2% change (both up and down) in interest rates on three bonds with a face value of $1,000; each has a different maturity.

--------------------------------------------------------------------------------
                    How Interest Rate Changes Affect Bonds*
--------------------------------------------------------------------------------
                               Value of a $1,000 Bond   Value of a $1,000 Bond
                                After a 2% Increase      After a 2% Decrease
Maturity                         in Interest Rates        in Interest Rates
--------------------------------------------------------------------------------
Short-Term (2.5 years)                 $956                    $1,046
Intermediate-Term (10 years)            870                     1,156
Long-Term (20 years)                    816                     1,251
--------------------------------------------------------------------------------

*Assuming a 7% yield.

  These figures are for illustration only and should not be regarded as an indication of future returns from the municipal bond market as a whole, or any Portfolio in particular.

  Falling interest rates can cause other problems for bond portfolio shareholders.

[FLAG     Six of the seven Portfolios (the Money Market Portfolio is the
APPEARS   exception) are subject to call risk, which is the possibility that
HERE] during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income--and the potential for taxable capital gains.

Security Selection

Vanguard Fixed Income Group, adviser to the Portfolios, selects bonds issued by different state and local governments and government authorities. The municipal bonds held by each Portfolio differ significantly in terms of maturity and quality. Up to 20% of each Portfolio may be invested in securities that are subject to the

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                                Bond Maturities

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short term) to 30 years (long term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hopes of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                                Callable Bonds

Although bonds are issued with clearly defined maturities, a bond issuer may be able to redeem, or call, a bond earlier than its maturity date. The bondholder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, when it is less likely to be called. Another way is to buy bonds with call protection--that is, assurance that a bond will not be called for a specific time period, such as ten years.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                                Credit Quality

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the bond issuer will default, or fail to meet its payment obligations. Most bond-rating agencies use a descending alphabet scale to rate bonds (for example, Aaa is the highest rating, C among the poorest quality). All things being equal, the lower a bond's credit rating, the higher the yield the bond seeks to pay (as compensation for the risks an investor must take).


Alternative Minimum Tax (AMT). A "Plain Talk" about the AMT appears on page 13.

[FLAG     The Portfolios are subject to objective risk, which is the possibility
APPEARS   that returns from a particular bond market segment (for example, bonds
HERE] of a specific quality or with a specific maturity) will trail returns from the overall bond market.

  The Money Market Portfolio invests in a variety of high-quality, short-term municipal securities. The Portfolio seeks to provide a stable net asset value of $1 per share by investing in securities with a maturity of 397 days or less and by maintaining a dollar-weighted average maturity of 90 days or less. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

  At least 75% of the securities held by the Short-Term, Limited-Term, Intermediate-Term, and Long-Term Portfolios are invested in municipal bonds in the top three ratings categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's Corporation). No more than 20% of each Portfolio's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower ratings or that are unrated.

  The Short-Term Portfolio holds securities with maturities of not greater than five years and is expected to maintain a dollar-weighted average maturity of one to two years.

  The Limited-Term Portfolio holds securities with maturities of not greater than ten years and is expected to maintain a dollar-weighted average maturity of two to five years.

  While the Intermediate-Term Portfolio and the Long-Term Portfolio have no limitations about the maturity of individual securities, the Intermediate-Term Portfolio is expected to maintain a dollar-weighted average maturity of 7 to 12 years and the Long-Term Portfolio is expected to maintain a dollar-weighted average maturity of between 15 and 25 years.

  At least 80% of the assets of the Insured Long-Term Portfolio is invested in municipal bonds whose principal and interest payments are guaranteed by a top-rated private insurance company at the time of purchase. This insurance coverage may take one of several forms:

 .    A new issue insurance policy, which is purchased by a bond issuer at the time the security is issued. This insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.

 .    A mutual fund insurance policy, which is used to guarantee specific bonds only while held by a mutual fund. For the Insured Long-Term Portfolio (which has obtained a policy from Financial Guaranty Insurance Company), the annual premiums for the policy may reduce the Portfolio's current yield.

 . A secondary market insurance policy, which is purchased by an investor (such as the Insured Long-Term Portfolio) after a bond has been issued and insures the bond until its maturity date.

  Typically, an insured municipal bond in the Portfolio will be covered by only one of the three policies. For instance, if a bond is covered by a new issue insurance policy or a secondary market insurance policy, the security will probably not be insured under the Portfolio's mutual fund insurance policy.

  The remaining 20% of the Insured Long-Term Portfolio's assets may be invested in municipal securities with a minimum quality rating of A by a Nationally Recognized Statistical Rating Organization (NRSRO) or equivalent rating firm. Although the Portfolio has no limitations as to maturity, its dollar-weighted average maturity is expected to be between 15 and 25 years.

  The High-Yield Portfolio invests at least 80% of its assets in investment-grade municipal securities (that is, securities with ratings of Baa or higher) and up to 20% in bonds that are rated less than Baa or are unrated.

[PICTURE OF FLAG      Each Portfolio is subject to credit risk, which is the
 APPEARS HERE]        possibility that a bond issuer will fail to repay interest and principal in a timely manner.

  Credit risk should be very low for the Insured Long-Term Portfolio, low for the Money Market, Short-Term, Limited-Term, Intermediate-Term, and Long-Term Portfolios, and moderate for the High-Yield Portfolio. The average qualities of each Portfolio, as rated by Moody's Investors Service, as of October 31, 1997, follow.

                --------------------------------------------
                                                     Average
                Portfolio                            Quality
                --------------------------------------------
                Money Market                           MIG-1
                Short-Term                               Aa1
                Limited-Term                             Aa1
                Intermediate-Term                        Aa1
                Long-Term                                Aa1
                Insured Long-Term                        Aaa
                High-Yield                               Aa3
                --------------------------------------------

  The Portfolios try to minimize credit risk by purchasing a wide selection of municipal securities issued by many different state and local governments. As a result, there is less chance that a Portfolio will be hurt by a particular bond issuer's failure to repay either principal or interest.


[PICTURE OF FLAG      The Portfolios are subject to manager risk, which is the
  APPEARS HERE]       possibility that Vanguard Fixed Income Group will do a
                      poor job of selecting securities.

                              ------------------
                               PLAIN TALK ABOUT
                              ------------------
                            Alternative Minimum Tax

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the Alternative Minimum Tax (AMT)--a special tax system that ensures that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal regular income tax, a very limited number of taxpayers who have many tax deductions may have to pay Alternative Minimum Tax on the income from bonds considered "tax-preference items."

                              ------------------
                               PLAIN TALK ABOUT
                              ------------------
                              Portfolio Turnover

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed tax-exempt bond funds (excluding money market funds) is 57%.

                              ------------------
                               PLAIN TALK ABOUT
                              ------------------
                                  Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives--such as swap agreements and partnerships or grantor trust-type derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

  To help you distinguish between the Portfolios and their various risks, a summary table is provided below.

--------------------------------------------------------------------------------
                            Risks of the Portfolios
--------------------------------------------------------------------------------
                             Income        Interest         Call        Credit
Portfolio                     Risk        Rate Risk         Risk         Risk
--------------------------------------------------------------------------------
Money Market                  High           Low         Negligible      Low
Short-Term                    High           Low            Low          Low
Limited-Term                Moderate       Moderate         Low          Low
Intermediate-Term           Moderate       Moderate       Moderate       Low
Long-Term                     Low            High           High         Low
Insured Long-Term             Low            High           High       Very Low
High-Yield                    Low            High           High       Moderate
--------------------------------------------------------------------------------

Portfolio Turnover

Although the Portfolios generally seek to invest for the long term, they retain the right to sell securities regardless of how long they have been held. Shorter-term bonds will mature, and need to be replaced, more frequently than longer-term bonds. As a result, shorter-term bond portfolios may tend to have higher portfolio turnover rates than longer-term bond portfolios.

Investment Policies

Besides investing in high-quality municipal bonds, each Portfolio may follow a number of investment policies to achieve its objective.

[PICTURE OF FLAG  The Portfolios may invest, to a limited extent, in
 APPEARS HERE]    derivatives.

  The Money Market Portfolio may invest in partnership and grantor trust-type derivatives. Ownership of derivative securities allows the purchaser to receive principal and interest payments on underlying municipal bonds or municipal notes. There are many types of derivatives, including derivatives in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula.

  The Money Market Portfolio intends to use derivatives to increase the diversification and maintain the quality of securities held by the Portfolio. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Portfolio's shareholders to lose money or receive taxable income. However, the Portfolio will invest in derivatives only when these securities are judged consistent with the Portfolio's objective of maintaining a stable $1 share price and producing tax-exempt income.

  The Short-Term, Limited-Term, Intermediate-Term, Long-Term, Insured Long-Term, and High-Yield Portfolios may invest in bond (interest rate) futures and options contracts and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolios will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures contract. Only a limited percentage of a Portfolio's assets--5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which a Portfolio acquires an interest cannot exceed 20% of the Portfolio's total assets. The reasons for which a Portfolio may use futures and options are:

 .    To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.

 .    To make it easier to trade.

 .    To reduce the Portfolio's transaction costs by buying futures instead of actual bonds when futures are cheaper.

  The Portfolios will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Statement of Additional Information offers a detailed explanation of the types of derivatives in which the Portfolios may invest.

  The Portfolios will usually hold only a small percentage of their assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolios may hold cash reserves without limit.

  Each Portfolio may purchase tax-exempt securities on a "when-issued" basis. With "when-issued" securities, a Portfolio agrees to buy the securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.


Investment Limitations

To reduce risk, the Portfolios have adopted certain fundamental limitations on some of their investment policies. Some of these limitations are that each Portfolio may not:

 .    Invest more than 5% of its assets in the securities of any single issuer, except the U.S. government.

 .    Invest more than 25% of its assets in any one state.

 .    Borrow money, except for temporary or emergency purposes, such as meeting shareholder requests to redeem shares, and then not in amounts that exceed 10% of a Portfolio's net assets. A Portfolio will repay all money borrowed before making additional investments.

     A complete list of applicable investment limitations can be found in the Statement of Additional Information; these are fundamental and may be changed only by approval of a majority of Portfolio shareholders.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                                 Cash Reserves

With mutual funds, holding cash reserves--"cash"--does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisers to hold up to 20% or more of a fund's assets in cash reserves.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                               Past Performance

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.


Investment Performance

The Portfolios of Vanguard Municipal Bond Fund invest in bonds with a variety of maturities from a variety of issuers, so their performance will differ depending upon the performance of specific bond market segments. Historically, changes in interest rates have been--and remain--the strongest influence on bond market performance.

--------------------------------------------------------------------------------
                         Average Annual Total Returns
                         For Periods Ended 10/31/1997
--------------------------------------------------------------------------------
                                      1 Year    3 Years    5 Years  10 Years
--------------------------------------------------------------------------------
Money Market                           3.5%       3.6%      3.1%      4.1%
Lipper Tax-Exempt Money
     Market Average                    3.0        3.1       2.7       3.7
--------------------------------------------------------------------------------
Short-Term                             4.0%       4.4%      3.9%      5.1%
Lipper Short-Term Municipal
     Bond Average                      4.2        4.4       3.9       4.8
--------------------------------------------------------------------------------
Limited-Term                           5.0%       5.5%      4.9%      6.3%
Lipper Limited-Term Municipal
     Bond Average                      4.9        5.0       4.6       5.7
--------------------------------------------------------------------------------
Intermediate-Term                      6.6%       7.8%      7.1%      8.4%
Lipper Intermediate-Term
     Municipal Bond Average            6.6        7.3       6.2       7.1
--------------------------------------------------------------------------------
Long-Term                              8.2%      10.2%      8.2%      9.4%
Lipper General Municipal
     Bond Average                      8.1        8.9       7.0       8.3
--------------------------------------------------------------------------------
Insured Long-Term                      7.6%       9.8%      7.9%      9.1%
Lipper Insured Municipal
     Bond Average                      7.4        8.9       6.8       8.2
--------------------------------------------------------------------------------
High-Yield                             8.4%      10.0%      8.1%      9.6%
Lipper High-Yield Municipal
     Bond Average                      9.3        9.2       7.4       8.3
--------------------------------------------------------------------------------

  The results shown above represent the Portfolios' "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information for each Portfolio's unmanaged benchmark index. The chart does not make any allowance for state or local income taxes that shareholders must pay on a current basis.


Share Price

Each Portfolio's share price, called its net asset value, is calculated each business day after the close of regular trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of Portfolio shares outstanding:

                           Total Portfolio Assets   -   Liabilities
     Net Asset Value =     ----------------------------------------
                            Number of Portfolio Shares Outstanding

  Daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

  With the exception of the Money Market Portfolio (which seeks to maintain a stable net asset value of $1 per share), each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Portfolios' names, but the most common are MuSht, MuLtd, MuInt, MuLong, MuInLg, and MuHY. The Money Market Portfolio is listed, along with other money market funds, separately from other mutual funds; its abbreviation is VangMB.

Dividends, Capital Gains, and Taxes

The Portfolios' dividends accrue daily. On the first business day of every month, the Portfolios distribute to shareholders virtually all of their income from interest and dividends as dividend distributions. Any capital gains realized from the sale of securities are distributed annually in December. In addition, the Portfolios may occasionally be required to make supplemental dividend or capital gain distributions at some other time during the year. Your distributions of income or capital gains are automatically reinvested in more shares of a Portfolio, unless you elect to receive the distributions in cash. In either case, distributions of capital gains (but not dividends) that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December. Vanguard will send you a statement each year showing the tax status of all your distributions.

 .    The short-term capital gains that you receive are taxable to you as ordinary dividend income for federal income tax purposes. Any distributions of net long-term capital gains by a Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Long-term gains may be taxed at different rates depending on how long the Portfolios held the securities. Capital gain distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Portfolios do not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of the ordinary investment activities of the Portfolios. Keep in mind, however, that capital

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                                 Distributions

As a shareholder, you are entitled to your share of a Portfolio's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gain distribution. Income dividends come from interest and dividends the Portfolio earns from its money market and bond investments. Capital gains are realized whenever the Portfolio sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether a Portfolio held the securities for less than or more than one year.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                            "Buying a Capital Gain"

It is not to your advantage to buy shares of a Portfolio shortly before it makes a capital gains distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a capital gain." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the Portfolio pays a capital gain distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x
$1 = $250 in capital gains distributions), but you would owe tax on the $250 capital gain you received, even if you had reinvested it in more shares. To avoid "buying a capital gain," check a Portfolio's distribution schedule before you invest.

                              ------------------
                               PLAIN TALK ABOUT
                              ------------------
                               Vanguard's Unique
                              Corporate Structure

The Vanguard Group, Inc. is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Vanguard operates its funds at cost. Instead of distributing profits to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                              ------------------
                               PLAIN TALK ABOUT
                              ------------------
                              The Fund's Adviser

The managers responsible for the Fund are:

  Ian A. MacKinnon, Managing Director; has worked in investment management since 1974; primary responsibility for Vanguard's internal fixed-income policy and strategy since 1981; B.A., Lafayette College, M.B.A., Pennsylvania State University.

  Christopher M. Ryon, CFA, Principal, and (since 1988) Portfolio Manager of the Intermediate-Term and Long-Term Portfolios; has worked in investment management since 1985; B.S., Villanova University, M.B.A., Drexel University.

  Reid O. Smith, CFA, Principal, and (since June 1996) Portfolio Manager of the Insured Long-Term and High-Yield Portfolios; has worked in investment management since 1984; B.A. and M.B.A., University of Hawaii.

  Pamela Wisehaupt Tynan, Principal, and (since 1988) Portfolio Manager of the Money Market, Short-Term and Limited-Term Portfolios; has worked in investment management since 1982; B.S., Temple University.

  gains are not expected to be a significant part of any Portfolio's investment return.

 . If you sell or exchange shares of a Portfolio, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

 . Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Portfolio shares, may be subject to state and local income taxes as well.

  The tax information in this prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in one of the Portfolios.

The Portfolios and Vanguard

The Portfolios are part of Vanguard Municipal Bond Fund. The Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $310 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

  Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

  A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

Investment Adviser

Vanguard Fixed Income Group, P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory service to the Portfolios of Vanguard Municipal Bond Fund on an at-cost basis, subject to the control of the officers and Directors of the Fund.

  The Group currently manages more than $92 billion invested in some 40 Vanguard Portfolios.

  Vanguard Fixed Income Group chooses brokers or dealers to handle the purchase and sale of the Portfolios' securities, and is directed to get the best available price and most favorable execution from these brokers or dealers with respect to all transactions.

General Information

Vanguard Municipal Bond Fund is a corporation organized under the laws of the state of Maryland. Shareholders of the Fund's Portfolios have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of a Portfolio. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each Portfolio share outstanding at that point would be entitled to one vote. Annual meetings will not be held except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Fund's shares request a meeting in writing.

--------------------------------------------------------------------------------
Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                        Client Services 1-800-662-2739
--------------------------------------------------------------------------------

Investing with Vanguard

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

  Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

  The following sections of the prospectus briefly explain the many services we offer you as a shareholder in a Vanguard Municipal Bond Fund. Booklets providing detailed information are available on the services marked with a [PICTURE OF BOOK APPEARS HERE]. Please call us to request copies.

Services and Account Features

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

----------------------------------------------------------------------------------------------------------------
      Telephone Redemptions             Automatically set up for each Portfolio unless you notify us otherwise.
      (Sales and Exchanges)
----------------------------------------------------------------------------------------------------------------
      Checkwriting                      Method for drawing money from your account by writing a check for $250 or more.
----------------------------------------------------------------------------------------------------------------
      Vanguard Direct Deposit           Automatic method for depositing your paycheck or U.S. government payment
      Service                           (including Social Security and government pension checks) into your
      [PICTURE OF BOOK APPEARS HERE]    account.
----------------------------------------------------------------------------------------------------------------
      Vanguard Automatic Exchange       Automatic method for moving a fixed amount of money from one Vanguard fund
      Service                           account to another.*
      [PICTURE OF BOOK APPEARS HERE]
----------------------------------------------------------------------------------------------------------------
      Vanguard Fund Express             Electronic method for buying or selling shares. You can transfer money
      [PICTURE OF BOOK APPEARS HERE]    between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*
----------------------------------------------------------------------------------------------------------------
      Vanguard Dividend Express         Electronic method for transferring dividend and/or capital gain
      [PICTURE OF BOOK APPEARS HERE]    distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
----------------------------------------------------------------------------------------------------------------
      Vanguard Brokerage Services       A cost-effective way to trade stocks, bonds, and options on major
      (VBS)                             exchanges, Nasdaq, and other domestic over-the-counter markets at reduced
      [PICTURE OF BOOK APPEARS HERE]    rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS
                                        (1-800-992-8327) for additional information and the appropriate forms.
----------------------------------------------------------------------------------------------------------------

*Can be used to "dollar-cost average" [PICTURE OF BOOK APPEARS HERE].

--------------------------------------------------------------------------------
Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                        Client Services 1-800-662-2739
--------------------------------------------------------------------------------

Types of Accounts

Individual or Other Entity

Vanguard's account registration form can be used to establish a variety of accounts.

-----------------------------------------------------------------------------------------------------------
      For One or More People            To open an account in the name of one (individual) or more (joint tenants) people. $3,000 minimum initial investment.
-----------------------------------------------------------------------------------------------------------
      For a Minor Child                 To open an account as an UGMA/UTMA (Uniform Gifts/Transfers to
      [PICTURE OF BOOK                  Minors Act). Age of majority and other requirements are set by
        APPEARS HERE]                   state law. $1,000 minimum initial investment.
-----------------------------------------------------------------------------------------------------------
      For Holding Trust Assets          To invest assets held in an existing trust. $3,000 minimum
      [PICTURE OF BOOK APPEARS HERE]    initial investment.
-----------------------------------------------------------------------------------------------------------
      For an Organization               To open an account as a corporation, partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.
-----------------------------------------------------------------------------------------------------------

Distribution Options

You can receive distributions of dividends and/or capital gains in a number of ways:

-----------------------------------------------------------------------------------------------------------
      Reinvestment                      Dividends and capital gains are automatically reinvested in additional shares of the Portfolio, unless you request a
                                        different distribution method.
-----------------------------------------------------------------------------------------------------------
      Dividends in Cash                 Dividends are paid by check and mailed to your account's address of record, and capital gains are reinvested in additional shares of the Portfolio.
-----------------------------------------------------------------------------------------------------------
      Dividends and Capital Gains       Both dividends and capital gains are paid by check and mailed to
      in Cash                           your account's address of record.
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, see Vanguard Dividend Express under "Services and Account Features."
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
If you have elected to receive dividend and/or capital gain distributions in cash and the postal service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                        Client Services 1-800-662-2739
--------------------------------------------------------------------------------

Buying Shares

If Vanguard receives your check (or electronic transfer) before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) on a regular business day, your investment in all Vanguard Municipal Bond Fund Portfolios (except the Money Market Portfolio) will be converted to federal funds and credited to your account at that day's closing price, the next-determined net asset value. You will begin earning dividends on your investment the following calendar day. (Federal funds are Federal Reserve deposits that banks and other financial institutions "borrow" from one another to meet short-term cash needs; portfolio advisers must use federal funds to pay for the securities they buy.)

Your investment in the Money Market Portfolio will also be converted to federal funds and credited to your account; however, the conversion to federal funds for Money Market Portfolio investments takes one business day. Because of this conversion period, your Money Market Portfolio account will be credited on the business day following the day we receive your check. You will begin earning dividends on your investment on the next following calendar day. For example, if we receive your check before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) on a Thursday, your account will be credited the next business day (Friday) and you will begin earning dividends on Saturday.

Each of the Fund's Portfolios are offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

                                       ---------------------------------------------------------------------------------
                                              Open A New Account                        Add To An Existing Account
------------------------------------------------------------------------------------------------------------------------
 Minimum Investment                     $3,000 (regular account); $1,000             $100 by mail or exchange; $1,000
                                        (custodial accounts for minors).             by wire.
------------------------------------------------------------------------------------------------------------------------
 By Mail                                Complete and sign the application form.      Mail your check with an Invest-
 [PICTURE OF ENVELOPE APPEARS HERE]                                                  By-Mail form detached from
 First-class mail to:                                                                your confirmation statement to
 The Vanguard Group                                                                  the address listed on the form.
 P.O. Box 2600
 Valley Forge, PA 19482-2600            Make your check payable to:                  Make your check payable to:
                                        The Vanguard Group-(insert appro-            The Vanguard Group-(insert appro-
 Express or Registered mail to:         priate Portfolio number; see below)          priate Portfolio number; see below)
 The Vanguard Group                     Money Market                    45           Money Market                    45
 455 Devon Park Drive                   Short-Term                      41           Short-Term                      41
 Wayne, PA 19087-1815                   Limited-Term                    31           Limited-Term                    31
                                        Intermediate-Term               42           Intermediate-Term               42
                                        Long-Term                       43           Long-Term                       43
                                        Insured Long-Term               58           Insured Long-Term               58
                                        High-Yield                      44           High-Yield                      44

                                        All purchases must be made in                All purchases must be made in
                                        U.S. dollars, and checks must be             U.S. dollars, and checks must be
                                        drawn on U.S. banks.                         drawn on U.S. banks.
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Important Note: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                        Client Services 1-800-662-2739
--------------------------------------------------------------------------------

                               Open A New Account                    Add To An Existing Account
By Telephone                   Call Vanguard Tele-Account* 24        Call Vanguard Tele-Account* 24
[ARTWORK APPEARS HERE]         hours a day--or Client Services       hours a day--or Client Services
                               during business hours--to ex-         during business hours--to ex-
1-800-662-6273                 change from another Vanguard          change from another Vanguard
Vanguard Tele-Account(R)       fund account with the same reg-       fund account with the same reg-
                               istration (name, address, taxpayer    istration (name, address, taxpayer
1-800-662-2739                 I.D., and account type).              I.D., and account type).
Client Services
                                                                     Use Vanguard Fund Express (see
                                                                     "Services and Account Features")
                                                                     to transfer assets from your bank
                                                                     account. Call Client Services be-
                                                                     fore your first use to verify that
                                                                     this option is in place.

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

For the Money Market Portfolio only: If you buy Portfolio shares through an exchange from another Vanguard fund by the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time), your investment does not have to be converted to federal funds; you begin earning dividends the next calendar day.

Important Note: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

By Wire                           Call Client Services to arrange       Call Client Services to arrange
[ARTWORK APPEARS HERE]            your wire transaction.                your wire transaction.

Wire to:
CoreStates Bank, N.A.
ABA 031000011
CoreStates No. 0141-1274
[Temporary Account Number]
Vanguard Municipal Bond Fund
[Portfolio Name]
[Account Registration]
Attention: Vanguard

For the Money Market Portfolio only: If you buy Portfolio shares through a federal funds wire, your investment begins earning dividends the next calendar day. You can begin earning dividends immediately if you notify Vanguard by 10:45 a.m. Eastern time that you intend to make a wire purchase that day.

Automatically                             --                            Vanguard offers a variety of ways
[ARTWORK APPEARS HERE]                                                  that you can add to your account
                                                                        automatically. See "Services and
                                                                        Account Features."

You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

Important Note: If you buy Portfolio shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.

--------------------------------------------------------------------------------
Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                        Client Services 1-800-662-2739
--------------------------------------------------------------------------------
Buying Shares (continued)

  It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.

Redeeming Shares

--------------------------------------------------------------------------------
Important Tax Note: Any sale or exchange of Portfolio shares could result in a taxable gain or a loss. However, because the Money Market Portfolio seeks to maintain a stable net asset value of $1 per share, you will not incur a taxable gain or a loss when you sell or exchange shares of this Portfolio.
--------------------------------------------------------------------------------
The ability to redeem (that is, sell or exchange) Portfolio shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

  To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

  [X] Portfolio name.
  [X] 10-digit account number.
  [X] Name and address exactly as registered on that account.
  [X] Social Security or employer identification number as registered on that account.

  If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

  If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

How to Sell Shares

You may withdraw any part of your account, at any time, by selling shares.

  One way to sell shares is the checkwriting option (established when you set up your account or by calling Client Services).Your personalized Vanguard checks work in much the same way as bank checks, except that Vanguard checks are considered drafts and cannot be cashed immediately like a bank check. You cannot write a Vanguard check to redeem shares that you purchased by check within the previous ten days.

  When you sell shares by telephone or mail, sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives your request in good order. Good order means that the request includes:


  [X] Portfolio name and account number.
  [X] Amount of the transaction (in dollars or shares).
  [X] Signatures of all owners exactly as registered on the account.
  [X] Signature guarantees (if required).
  [X] Any supporting legal documentation that may be required.
  [X] Any certificates you are holding for the account.

  Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed the next business day. No interest will accrue on amounts represented by uncashed redemption checks.

--------------------------------------------------------------------------------
Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                        Client Services 1-800-662-2739
--------------------------------------------------------------------------------

  The Portfolios reserve the right to close any account whose balance falls below the minimum initial investment. The Portfolios will deduct a $10 annual fee in either June or December if your account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

--------------------------------------------------------------------------------
Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.
--------------------------------------------------------------------------------

How to Exchange Shares

  An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

  Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

  Because excessive exchanges can potentially disrupt the management of the Portfolios and increase transaction costs, Vanguard limits exchange activity to two substantive exchange redemptions (at least 30 days apart) from each Portfolio (except the Money Market Portfolio) during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on a Portfolio or a series of movements between Vanguard funds.

  Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

Selling or Exchanging Shares           Instructions
By Telephone                           Call Vanguard Tele-Account* 24 hours a day--or Client Services dur-
[ARTWORK APPEARS HERE]                 ing business hours--to sell or exchange shares. You can exchange shares from any of these Portfolios to open an account in another
1-800-662-6273                         Vanguard fund or to add to an existing Vanguard fund account with an
Vanguard Tele-Account                  identical registration.

1-800-662-2739                         *You must obtain a Personal Identification Number through Tele-Account at
Client Services                        least seven days before you request your first redemption.

By Mail                                Send a letter of instruction signed by all registered account holders.
[ARTWORK APPEARS HERE]                 Include the Portfolio name and account number and (if you are sell-
First-class mail to:                   ing) a dollar amount or number of shares OR (if you are exchanging)
The Vanguard Group                     the name of the fund you want to exchange into and a dollar amount
Vanguard Municipal Bond Fund           or number of shares.
P.O. Box 1120
Valley Forge, PA 19482-1120

Express or Registered mail to:
The Vanguard Group
Vanguard Municipal Bond Fund
455 Devon Park Drive
Wayne, PA 19087-1815

--------------------------------------------------------------------------------
Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                        Client Services 1-800-662-2739
--------------------------------------------------------------------------------

Redeeming Shares (continued)

Selling or Exchanging Shares      Instructions
Exchanging Shares Online          You may use your personal computer to exchange shares of most
[ARTWORK APPEARS HERE]            Vanguard funds by accessing Vanguard's website
                                  (http://www.vanguard.com). To establish this service for your account, you must first register through our website. We will then send to you, by mail, an account access password that will enable you to make on-
                                  line exchanges.

                                  The Vanguard funds that you cannot purchase or sell through online exchange are Vanguard Index Trust, Vanguard Balanced Index Fund,
                                  Vanguard International Equity Index Fund, Vanguard REIT Index
                                  Portfolio, Vanguard Total International Portfolio, and Vanguard
                                  Growth and Income Portfolio (formerly known as Vanguard Quan-
                                  titative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.

By Check                          You can sell shares by writing a checkwriting draft for $250 or more.
[ARTWORK APPEARS HERE]

Automatically                     Vanguard offers several ways to sell or exchange shares automatically
[ARTWORK APPEARS HERE]            (see "Services and Account Features"). Call Investor Information for
                                  the appropriate booklet and application if you did not elect a feature when you opened your account.

  It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay your redemption proceeds--up to seven days--if the amount will disrupt a Portfolio's operation or performance.

--------------------------------------------------------------------------------
                    A Note on Unusual Circumstances

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.
--------------------------------------------------------------------------------




Transferring Registration

How To Transfer Shares

You may transfer the registration of any of your Fund shares to another owner by completing a transfer form and sending it to: Vanguard Financial Center, P.O. Box 1110, Valley Forge, PA 19482-1110, Attention: Transfer Department.

--------------------------------------------------------------------------------
Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                        Client Services 1-800-662-2739
--------------------------------------------------------------------------------

     Fund and Account Updates

     Statements and Reports

     We will send you clear, concise account and tax statements to help you keep track of your Portfolio account throughout the year as well as when you are preparing your income tax returns.

       In addition, you will receive financial reports about each Portfolio twice a year. These comprehensive reports include an assessment of the Portfolio's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.


      Confirmation Statement         Sent each time you buy, sell, or exchange
                                     shares; confirms the trade date and the
                                     amount of your transaction.

      Portfolio Summary              Mailed quarterly; shows the market value of
      [PICTURE OF BOOK               your account at the close of the statement
       APPEARS HERE]                 period, as well as distributions,
                                     purchases, sales, and exchanges for the
                                     current calendar year.

      Fund Financial Reports         Mailed in April and October for all seven
                                     Fund Portfolios.

      Tax Statements                 Generally mailed in January; report
                                     previous year's taxable distributions and proceeds from the sale of shares.

      Average Cost Statement         Issued quarterly for most taxable accounts
      [PICTURE OF BOOK               (accompanies your Portfolio Summary);
       APPEARS HERE]                 shows the average cost of shares that you
                                     redeemed during the calendar year, using the average cost single category method.

      Checkwriting Statement         Sent monthly to shareholders using
                                     Vanguard's Checkwriting Option. Our clear, easy-to-use statement provides images of the front and back of each checkwriting draft paid in the previous month. This consolidated statement is sent instead of the original canceled drafts, which will not be returned.


     Automated Telephone Access

      Vanguard Tele-Account          Toll-free access to Vanguard fund and
      1-800-662-6273                 account information--as well as some
      Any time, seven day a          transactions--through any Touch-Tone
      week, from anywhere in the     telephone. Tele-Account provides total
      continental United States      return, share price, price change, and
      and Canada.                    yield quotations for all Vanguard funds;
      [PICURE OF BOOK                gives your account balances and history
       APPEARS HERE]                 (e.g., last transaction, latest dividend
                                     distribution, redemptions by check during the last three months); and allows you to sell or exchange fund shares.


     Computer Access

      Vanguard Online                Use your personal computer to learn more
      http://www.vanguard.com        about Vanguard funds and services; keep in
                                     touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                                     Our education-oriented website provides
                                     timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                            Keeping Your Prospectus

Reading this prospectus will help you to decide whether one or more of the Portfolios is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

Prospectus Postscript

This prospectus is designed to provide you with pertinent information about the seven Portfolios of Vanguard Municipal Bond Fund, including their investment objective, risks, strategy, and expenses, as well as services available to you as a shareholder.

     It is important that you understand these facts so that you can decide whether an investment in any of the Portfolios is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

In Reading The Prospectus, Did You Learn:

       [_] Each Portfolio's objective? (page 9)

       [_] Each Portfolio's investment strategy? (page 10)

       [_] Who should invest in each Portfolio? (pages 9-10)

       [_] The risks associated with each Portfolio? (pages 9-15)

       [_] Whether each Portfolio is federally insured?
           (inside front cover)

       [_] Each Portfolio's expenses? (pages 3-4)

       [_] The background of the Portfolios' investment managers?
           (page 18)

       [_] How to open an account? (pages 22-24)

       [_] How to sell or exchange shares? (pages 24-26)

       [_] How often you'll receive statements and financial reports?
           (page 27)

                                                           [LOGO OF THE VANGUARD
                                                             GROUP APPEARS HERE]


                                                            Post Office Box 2600
                                                          Valley Forge, PA 19482


Investor Information
Department
1-800-662-7447 (SHIP)
Text Telephone:
1-800-952-3335

For information on our funds,
fund services, and retirement
accounts; requests for
literature

Client Services Department
1-800-662-2739 (CREW)
Text Telephone:
1-800-662-2738
For information on your
account, account transactions,
account statements


Vanguard Brokerage
Services
1-800-992-8327
For information on trading
stocks, bonds, and options
at reduced commissions

Vanguard Tele-Account/(R)/
1-800-662-6273 (ON-BOARD)
For 24-hour automated access
to price and yield, information
on your account, certain
transactions


Electronic Access to the
Vanguard Mutual Fund
Education and Information
Center
World Wide Web
http://www.vanguard.com

E-mail
online@vanguard.com




(C) 1997 Vanguard Marketing
Corporation, Distributor

P095N

                                    PART B

                      VANGUARD MUNICIPAL BOND FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION
                               DECEMBER 30, 1997

  This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus relating to all of the Fund's Portfolios (dated December 30, 1997). To obtain the Fund's Prospectus, please call:

                        INVESTOR INFORMATION DEPARTMENT
                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies........................................................  B-1
Calculation of Yield (Money Market Portfolio)..............................  B-6
Yield and Total Return.....................................................  B-7
Investment Management......................................................  B-8
Portfolio Transactions.....................................................  B-8
Purchase of Shares.........................................................  B-8
Redemption of Shares.......................................................  B-8
Valuation of Shares........................................................  B-9
Management of the Fund..................................................... B-11
Description of Shares and Voting Rights.................................... B-14
Financial Statements....................................................... B-14

                              INVESTMENT POLICIES

INVESTMENT LIMITATIONS

  The following limitations cannot be changed without the consent of the hold-ers of a majority of the Fund's outstanding shares (as defined in the Invest-ment Company Act of 1940 (the "1940 Act")), including a majority of the shares of each Portfolio. Each Portfolio of the Fund may not:

    1. Invest in securities other than Municipal Securities, except that it may make temporary investments (up to 20% of its assets under normal cir-cumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Govern-ment and its agencies or instrumentalities, commercial paper, bank certifi-cates of deposit, and any such items subject to short-term repurchase agreements;

    2. Purchase securities of any issuer (except the United States Government, its agencies and instrumentalities and any Municipal Bond guaranteed by the U.S. Government) if as a result more than 5% of the total assets of that Portfolio would be invested in the securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security;

    3. Invest in companies for the purpose of exercising control;

    4. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. The Portfolio will repay all borrowings before making additional investments and interest paid on such borrowings will reduce income;

    5. Pledge, mortgage or hypothecate its assets to any extent greater than 10% of the value of its total assets;

    6. Issue senior securities as defined in the 1940 Act;

    7. Engage in the business of underwriting securities issued by other per-sons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in dispos-ing of investment securities;

    8. Purchase or otherwise acquire any security if, as a result, more than 15% (10% for the Money Market Portfolio) of its net assets (including any investment in The Vanguard Group, Inc.) would be invested in securities that are illiquid;

    9. Purchase or sell real estate, but this shall not prevent investments in Municipal Bonds secured by real estate or interests therein;

    10. Make loans to other persons, except by the purchase of bonds, deben-tures or similar obligations which are publicly distributed and as provided under "Lending of Securities";

    11. Purchase on margin or sell short, except as specified below in Limi-tation 13;

    12. Purchase or retain securities of an issuer if an officer or director of the Fund or its investment adviser owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities;

    13. Purchase or sell commodities or commodities contracts, except that each Portfolio (except the Money Market Portfolio) may invest in bond futures contracts and bond options to the extent that not more than 5% of the Portfolio's assets are required as initial margin deposit for such con-tract and not more than 20% of the Portfolio's assets are invested in such instruments at any time;

    14. Invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the 1940 Act. Each Port-folio will invest only in investment companies which have investment objec-tives and investment policies consistent with those of the Portfolio;*

    15. Invest in put, call, straddle or spread options except to the extent set forth above in Limitation 13;

    16. Invest in interests in oil, gas or other mineral exploration or de-velopment programs except as specified above in Limitation 13; and

    17. Purchase any securities which would cause more than 25% of the value of the Portfolio's total net assets at the time of such purchase to be in-vested in the securities of one or more issuers conducting their principal activities in the same state, provided that there is no limitation with re-spect to investments by the Money Market and Short Term Portfolio in U.S. Treasury Bills, other obligations issued or guaranteed by the Federal Gov-ernment, its agencies and instrumentalities and certificates of deposit.

  Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other fi-nancial requirements of, any company which will be (1) wholly-owned by the Fund and one or more other investment companies and (2) primarily engaged in the business of providing, at cost, management, administrative, distribution and/or related services to the Fund and such other investment companies. See "Management of the Fund."

  * For purposes of Limitation 14, an investment company will be considered to have investment objectives and investment policies consistent with those of a Portfolio if such investment company invests primarily in securities that are permissible investments for the Portfolio.

  The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time of purchase, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

FUTURES CONTRACTS AND OPTIONS

  Each Portfolio of the Fund (except the Money Market Portfolio) may enter into futures contracts, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while re-taining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns from intermarket arbitrage opportunities when a futures contract is mispriced rela-tive to the underlying security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures ex-changes and trading are regulated under the Commodity Exchange Act by the Com-modity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to Futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

  Most futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its initial margin deposit.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. Under CFTC regulations, the Portfolios may use futures transactions for bona fide hedging purposes only, except that a Portfolio may establish non-hedging futures positions if the aggregate initial margin and premiums for such positions do not exceed five percent of the value of the Portfolio's assets.

  Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

  A Portfolio of the Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin depos-its on open contracts exceeds 5% of the market value of the Fund's total as-sets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

  Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assur-ance that a liquid secondary market will exist for any particular futures con-tract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inabil-ity to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

  A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

  The risk of loss in trading resulting from futures contracts in some strate-gies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of pur-chase, 10% of the value of the futures contract is deposited as margin, a sub-sequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the initial margin requirement for the contract. However, because the futures strategies of a Portfolio are engaged in only for hedging purposes and will not be leveraged, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

OTHER TYPES OF DERIVATIVES

  In addition to futures and options, each Portfolio may invest in other types of derivatives, including warrants, swap agreements and partnerships or grantor trust derivative products. Derivatives are instruments whose value is linked to or derived from an underlying security. Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be im-bedded in securities. The most common imbedded derivative is the call option attached to, or imbedded in, a callable bond. The owner of a traditional call-able bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond.

  Derivative instruments may be used individually or in combination to hedge against unfavorable changes in interest rates, or to take advantage of antici-pated changes in interest rates. Derivatives may be structured with no or a high degree of leverage. When derivatives are used as hedges, the risk in-curred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e., the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Portfolios will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter de-rivatives involve a counterparty risk, i.e., the risk that the individual or institution on the other side of the agreement will not or cannot meet their obligations under the derivative agreement.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS AND OTHER FEDERAL TAX MATTERS

  Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as in-come for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be re-quired to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

  In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of se-curities or of foreign currencies or other income derived with respect to the Portfolio's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for pur-poses of the 90% requirement.

  A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio's fiscal year on futures transac-tions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.

MUNICIPAL LEASE OBLIGATIONS

  Each Portfolio of the Fund may invest in municipal lease obligations. These securities are sometimes considered illiquid because of the inefficiency and thinness of the market in which they are traded. Under the supervision of the Fund's Board of Directors, the Fixed Income Group may determine to treat cer-tain municipal lease obligations as liquid, and therefore not subject to the Fund's 15% limit on illiquid securities (10% for the Money Market Portfolio). The factors that the Fixed Income Group may consider in making these liquidity determinations include: (1) the frequency of trades and quotations for the se-curity; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to under-write and make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general credit worthiness of the issuer, the importance to the issuer of the property covered by the lease and the likeli-hood that the marketability of the securities will be maintained throughout the time the security is held by the Portfolio.

  In the case of any unrated municipal lease obligations, a Fixed Income Group analyst will assign a credit rating based upon criteria that include an analy-sis of factors similar to those considered by nationally recognized statisti-cal rating organizations. In addition, the Fixed Income Group's liquidity de-terminations will incorporate those factors mentioned in (5) above.

WHEN-ISSUED SECURITIES

  Each Portfolio of the Fund may purchase tax-exempt securities on a "when-is-sued" basis. In buying "when-issued" securities, a Portfolio commits to buy securities at a certain price even though the securities may not normally be delivered for up to 45 days. The Portfolio pays for the securities and begins earning interest when the securities are actually delivered. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. It is also possible that the securities will never be issued and the commitment canceled.

                 CALCULATION OF YIELD (MONEY MARKET PORTFOLIO)

  The current yield of the Money Market Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is deter-mined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such addi-tional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends rein-vested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

  Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Money Market Portfolio for the 7 day base period ending October 31, 1997.

                                                                   MONEY MARKET
                                                                    PORTFOLIO
                                                                     10/31/97
                                                                   ------------
   Value of account at beginning of period........................   $1.00000
   Value of same account at end of period*........................    1.00071
                                                                     --------
   Net Change in account value....................................   $ .00071
   Annualized Current Net Yield (Net Change X 365/7)/average net
    asset value...................................................      3.69%
   Effective Yield [(Net Change) + 1](365/7) -1...................      3.75%
   Average Weighted Maturity of investments.......................    60 days

  --------
  *Exclusive of any capital changes.

  The net asset value of a share of the Money Market Portfolio is $1.00 and it is not expected to fluctuate. However, the yield of the Portfolio will fluctu-ate. The Fund has obtained private insurance that partially protects the Money Market Portfolio against default of principal or interest payments on the in-struments it holds, and against bankruptcy by issuers and credit enhancers of these instruments. Treasury and other U.S. Government securities held by the Portfolio are excluded from this coverage. The annualization of a week's divi-dend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles; however yields of other investment vehicles may not be comparable because of the fac-tors set forth in the preceding sentence, differences in the time periods com-pared, and differences in the methods used in valuing portfolio instruments computing net asset value and calculating yield.

                            YIELD AND TOTAL RETURN

  The yield of each Portfolio of the Fund for the 30-day period ended October 31, 1997 is set forth below. Yields are calculated daily for each Portfolio.

   Money Market Portfolio................................................. 3.53%
   Short-Term Portfolio................................................... 3.75%
   Limited-Term Portfolio................................................. 4.05%
   Intermediate-Term Portfolio............................................ 4.40%
   Long-Term Portfolio.................................................... 4.81%
   Insured Long-Term Portfolio............................................ 4.86%
   High-Yield Portfolio................................................... 4.97%

  The average annual total return of each Portfolio of the Fund for the one-, five- and ten-year periods ended October 31, 1997 is set forth below:

                                                       1 YEAR  5 YEARS  10 YEARS
                                                       ENDED    ENDED    ENDED
                                                      10/31/97 10/31/97 10/31/97
                                                      -------- -------- --------
     Money Market Portfolio..........................  3.50%    3.13%    4.09%
     Short-Term Portfolio............................  4.04%    3.91%    5.15%
     Limited-Term Portfolio..........................  5.03%    4.92%    6.26%
     Intermediate-Term Portfolio.....................  6.56%    7.12%    8.39%
     Long-Term Portfolio.............................  8.23%    8.16%    9.44%
     Insured Long-Term Portfolio.....................  7.57%    7.94%    9.06%
     High-Yield Portfolio............................  8.35%    8.10%    9.60%

  Total return is computed by finding the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the invest-ment.

                             INVESTMENT MANAGEMENT

  The Fund receives all investment advisory services on an "internalized," at-cost, basis from an experienced investment management staff employed directly by The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly-owned by the Fund and the other Funds in The Vanguard Group of Investment Companies. The investment management staff is supervised by the senior officers of the Fund.

  In substance, the Fund can be viewed as a series of seven broadly diversi-fied Portfolios of Municipal Bonds, with the investment management staff re-sponsible for: maintaining the specified standards; making changes in specific issues in light of changes in the fundamental basis for purchasing such secu-rities; and adjusting the seven Portfolios to meet cash inflow (or outflow), which reflects net purchases and exchanges of shares by investors (or net re-demptions of shares) and reinvestment of a Portfolio's income.

  The investment policies of each of the Portfolios may lead to frequent changes in investments, particularly in periods of rapidly fluctuating inter-est rates. A change in securities held by a Portfolio is known as "portfolio turnover" and may involve the payment by the Portfolio of dealer mark-ups, un-derwriting commissions and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual portfolio turnover rate for the Portfolios is set forth under the heading "Fi-nancial Highlights" in the Vanguard Municipal Bond Fund Prospectus. The port-folio turnover rate is not a limiting factor when management deems it desir-able to sell or purchase securities. It is impossible to predict whether or not the portfolio turnover rates in future years will vary significantly from the rates in recent years.

                            PORTFOLIO TRANSACTIONS

HOW TRANSACTIONS ARE EFFECTED

  The types of securities in which the Portfolios invest are generally pur-chased and sold through principal transactions, meaning that the Portfolios normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Brokerage commis-sions are not paid on these transactions, although the purchase price for se-curities usually includes an undisclosed compensation. Purchases from under-writers of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). During the fiscal years ended August 31, 1996 and 1997, and the two-month fiscal period ended October 31, 1997, the Portfolios did not pay any brokerage commissions.

HOW BROKERS AND DEALERS ARE SELECTED

  Vanguard's Fixed Income Group chooses brokers or dealers to handle the pur-chase and sale of the Portfolios' securities, and is responsible for getting the best available price and most favorable execution for all transactions. When the Portfolios purchase a newly-issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Portfolios to offset their management expenses. The Group is required to seek best execution of all transactions and is not authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transac-tion solely on account of the receipt of research or other services.

HOW THE REASONABLENESS OF BROKERAGE COMMISSIONS IS EVALUATED

  As previously explained, the types of securities that the Portfolios pur-chase do not normally involve the payment of brokerage commissions. If any brokerage commissions are paid, however, the Fixed Income Group will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

                              PURCHASE OF SHARES

  The Fund reserves the right in its sole discretion (i) to suspend the offer-ing of its shares, (ii) to reject purchase orders when in the judgment of man-agement such rejection is in the best interest of the Fund, and (iii) to re-duce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circum-stances where certain economies can be achieved in sales of the Fund's shares.

  STOCK CERTIFICATES. Your purchase will be made in full and fractional shares of the Portfolio calculated to three decimal places. Shares are normally held on deposit for shareholders by the Fund, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeeping the certificates, and saves the Fund the cost of issuing certificates. Share certificates are, of course, available at any time upon written request at no additional cost to shareholders. No certificates will be issued for fractional shares.

                             REDEMPTION OF SHARES

  The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission, as a result of which it is not rea-sonably practi-cable for the Fund to dispose of securities owned by it, or fairly to deter-mine the value of its assets, and (iii) for such other periods as the Commis-sion may permit.

  The Fund has made an election with the Commission to pay in cash all redemp-tions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Direc-tors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemp-tions are paid in investment securities, such securities will be valued as set forth below under "Valuation of Shares" and a redeeming shareholder would nor-mally incur brokerage expenses if he converted these securities to cash.

  No charge is made by the Fund for redemptions, except for wire withdrawals under $5,000 which are subject to a $5.00 charge. Any redemption may be more or less than the shareholder's cost depending on the market value of the secu-rities held by each Portfolio.

  SIGNATURE GUARANTEES. To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has autho-rized a redemption from your account. SIGNATURE GUARANTEES ARE REQUIRED IN CONNECTION WITH: (1) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED OWNER(S) AND/OR ARE GOING TO AN ADDRESS OTHER THAN THE ONE ON RECORD; AND (2) SHARE TRANSFER REQUESTS.

  A signature guarantee may be obtained from banks, brokers and any other guarantor institution that Vanguard deems acceptable. NOTARIES PUBLIC ARE NOT ACCEPTABLE GUARANTORS.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

  SHORT-TERM, LIMITED-TERM, INTERMEDIATE-TERM, LONG-TERM, INSURED LONG-TERM AND HIGH-YIELD PORTFOLIOS. The net asset values per share of the Short-Term, Limited-Term, Intermediate-Term, Long-Term, Insured Long-Term and High-Yield Portfolios are determined on each day that the New York Stock Exchange is open. For purposes of calculating net asset values, the Board of Directors has approved the use of pricing services to value bonds and other fixed income se-curities held by the Portfolios, so long as the prices provided are believed to reflect the fair market value of such securities. (Since the majority of municipal bond issues do not trade each day, current prices are generally not available for many securities. In estimating a security's price, a pricing service takes into account institutional-size trading in similar groups of se-curities and any developments related to specific securities.) The methods used by the pricing services and the valuations so established are reviewed by the officers of the Fund under policies determined by the Directors. There are a number of pricing services available and the Directors, as part of an on-go-ing evaluation of these services, may authorize the use of other pricing serv-ices or discontinue the use of any service in whole or in part. Securities not priced in this manner are priced at the most recent quoted bid price provided by investment dealers. Short-term instruments maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium. Other assets and securities for which no quotations are readily available will be valued in good faith at their fair value using methods de-termined by the Directors.

  MONET MARKET PORTFOLIO. The net asset value per share of the Money Market Portfolio is determined on each day that the New York Stock Exchange is open.

  It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for purposes of sales and redemptions. The in-struments held by the Money Market Portfolio are valued on the basis of amor-tized cost, which does not take into account unrealized capital gains or loss-es. This involves valuing an instrument at-cost and thereafter assuming a con-tinuous amortization for as long as the security is held of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the in-strument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a some-what higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less in-vestment income. The converse would apply in a period of rising interest rates.

  It is a fundamental objective of management to maintain the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. The Directors have established procedures designed to achieve this objective. Such procedures will include a review of the Portfolio's holdings by the Di-rectors, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quota-tions deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiat-ed. In the event the Directors determine that a deviation exists which may re-sult in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribu-tion; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

  The Fund's Officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupa-tions during the past 5 years is set forth below. The mailing address of the Directors and officers is Post Office Box 876, Valley Forge, PA 19482. As a group, the Fund's Directors and Officers own less than one percent of the out-standing shares of each Portfolio of the Fund.

JOHN C. BOGLE, Chairman and               JOHN C. SAWHILL, Director
Director*                                  President and Chief Executive
 Chairman and Director of The              Officer of The Nature Conservancy;
 Vanguard Group, Inc. and each of          formerly, Director and Senior
 the investment companies in The           Partner of McKinsey & Co., and
 Vanguard Group; Director of The           President of New York University;
 Mead Corporation, General Accident        Director of Pacific Gas and
 Insurance, and Chris-Craft                Electric Company, Procter & Gamble
 Industries, Inc.                          Company, and NACCO Industries.

JOHN J. BRENNAN, President, Chief         JAMES O. WELCH, JR., Director
Executive Officer & Director*              Retired Chairman of Nabisco Brands
 President, Chief Executive Officer,       Inc.; retired Vice Chairman and
 and Director of The Vanguard Group,       Director of RJR Nabisco; Director
 Inc. and each of the investment           of TECO Energy, Inc., and Kmart
 companies in The Vanguard Group.          Corporation.

ROBERT E. CAWTHORN, Director              J. LAWRENCE WILSON, Director
 Chairman Emeritus and Director of         Chairman and Chief Executive
 Rhone-Poulenc Rorer, Inc.; Managing       Officer of Rohm & Haas Company;
 Director of Global Health Care            Director of Cummins Engine Company,
 Partners/DLJ Merchant Banking             and The Mead Corporation; and
 Partners; Director of Sun Company,        Trustee of Vanderbilt University.
 Inc., and Westinghouse Electric
 Corporation.                             RAYMOND J. KLAPINSKY, Secretary*
                                           Managing Director and Secretary of
BARBARA BARNES HAUPTFUHRER, Director       The Vanguard Group, Inc.; Secretary
 Director of The Great Atlantic and        of each of the investment companies
 Pacific Tea Company, IKON Office          in The Vanguard Group.
 Solutions, Inc., Raytheon Company,
 Knight-Ridder, Inc., Massachusetts       RICHARD F. HYLAND, Treasurer*
 Mutual Life Insurance Co., and            Treasurer of The Vanguard Group,
 Ladies Professional Golf                  Inc. and of each of the investment
 Association; and Trustee Emerita of       companies in The Vanguard Group.
 Wellesley College.
                                          KAREN E. WEST, Controller*
BURTON G. MALKIEL, Director                Principal of The Vanguard Group,
 Chemical Bank Chairman's Professor        Inc.; Controller of each of the
 of Economics, Princeton University;       investment companies in The
 Director of Prudential Insurance          Vanguard Group.
 Co. of America, Amdahl Corporation,       --------
 Baker Fentress & Co., The Jeffrey         *Officers of the Fund are "inter-
 Co., and Southern New England             ested persons" as defined in the
 Telecommunications Company.               Investment Company Act of 1940.

ALFRED M. RANKIN, JR., Director
 Chairman, President, Chief
 Executive Officer, and Director of
 NACCO Industries, Inc.; Director of
 The BFGoodrich Company, and The
 Standard Products Company.

THE VANGUARD GROUP

  Vanguard Municipal Bond Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at-cost virtu-ally all of their corporate management, administrative and distribution serv-ices. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Funds, including Vanguard Municipal Bond Fund.

  Vanguard employs a supporting staff of management and administrative person-nel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, au-diting and custodian fees.

  The Fund's officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external ad-viser for the funds.

  The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to pre-vent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics, certain Officers and employees of Vanguard who are considered access persons are per-mitted to engage in personal securities transactions. However, such transac-tions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

  The Vanguard Group, Inc. ("Vanguard") was established and operates under a Funds' Service Agreement, which was approved by the shareholders of each of the funds. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At Oc-tober 31, 1997, the Fund had contributed capital of $1,422,000 to Vanguard, representing 7.1% of Vanguard's capitalization. The Fund's Service Agreement provides for the following arrangement: (a) each Vanguard fund may invest up to 0.40% of its current net assets in Vanguard and (b) there is no other limi-tation on the amount that each Vanguard fund may contribute to Vanguard's cap-italization.

  MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian rela-tionships; (6) shareholder reporting; and (7) review and evaluation of serv-ices provided to the Funds by third parties. During the fiscal year ended Au-gust 31, 1997, the Fund's allocated share of Vanguard's actual net costs of operation relating to management and administrative services (including trans-fer agency) totaled approximately $27,779,000. (The Fund's share of such costs for the two-month fiscal period ended October 31, 1997 is not representative.)

  DISTRIBUTION. Vanguard provides all distribution and marketing activities for the funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

  The principal distribution expenses are for advertising, promotional materi-als and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment com-panies which will become members of the Group. The Directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.

  One-half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remain-ing one-half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional na-ture shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended August 31, 1997, the Fund paid approximately $5,040,000 of the group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of the Fund's average net assets. (The Fund's share of such costs for the two-month fiscal period ended October 31, 1997 is not representative.)

  INVESTMENT ADVISORY SERVICES. Vanguard also provides the Fund, Vanguard Money Market Reserves, Vanguard New York Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Tax-Managed Fund, Vanguard Treasury Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, REIT Index Portfolio of the Van-guard Specialized Portfolios, The Total International Portfolio of Vanguard STAR Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Van-guard Index Trust, Vanguard Admiral Funds, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Institutional Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard Bond Index Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts with investment advisory services. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the fiscal years ended August 31, 1995, 1996 and 1997, the Fund paid approximately $2,210,000, $2,254,000, and $2,917,000 respectively, of Vanguard's expenses relating to investment advisory services. (The Fund's share of such costs for the two-month fiscal period ended October 31, 1997 is not representative.)

  REMUNERATION OF DIRECTORS (TRUSTEES) AND OFFICERS. The Fund pays each Direc-tor (Trustee), who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employ-ees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its allocated share of officers' and employees' salaries and retirement benefits. The Fund's proportionate share of remunera-tion paid to Officers for the year ended August 31, 1997 was $492,334. (The Fund's share of such costs for the two-month fiscal period ended October 31, 1997 is not representative.)

  Under its Retirement Plan, Vanguard contributes annually an amount equal to 10% of each officer's annual compensation plus 5.7% of that part of the offi-cer's compensation during the year, if any, that exceed the Social Security Taxable Wage Base then in effect. Under Vanguard's Thrift Plan, all employees are permitted to make pre-tax contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contribution on a 100% basis. Directors who are not Officers are paid an annual fee based on the number of years of service on the board, up to fifteen years of service, upon retire-ment. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a period of ten years or until the death of a re-tired Director. The Fund's proportionate share of retirement contributions made by Vanguard under its Retirement and Thrift Plans on behalf of all eligi-ble officers of the Fund, as a group, during the 1997 fiscal year ended August 31, 1997 was approximately $10,800. (The Fund's share of such costs for the two-month fiscal period ended October 31, 1997 is not representative.)

  The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended August 31, 1997. (The Fund's share of such costs for the two-month fiscal period ended October 31, 1997 is not representative.)

                          VANGUARD MUNICIPAL BOND FUND
                               COMPENSATION TABLE

                                            PENSION OR                 TOTAL
                                            RETIREMENT  ESTIMATED  COMPENSATION
                                             BENEFITS     ANNUAL     FROM ALL
                               AGGREGATE    ACCRUED AS   BENEFITS    VANGUARD
                              COMPENSATION PART OF FUND    UPON    FUNDS PAID TO
NAMES OF DIRECTORS             FROM FUND     EXPENSES   RETIREMENT DIRECTORS(2)
------------------            ------------ ------------ ---------- -------------
John C. Bogle(1).............   $251,264      $2,130         --           --
John J. Brennan(1)...........   $156,762      $2,130         --           --
Barbara Barnes Hauptfuhrer...     $5,890        $879     $15,000      $70,000
Robert E. Cawthorn...........     $5,890        $733     $13,000      $70,000
Burton G. Malkiel............     $5,929        $590     $15,000      $70,000
Alfred M. Rankin, Jr. .......     $5,890        $463     $15,000      $70,000
John C. Sawhill..............     $5,890        $550     $15,000      $70,000
James O. Welch, Jr. .........     $5,890        $676     $15,000      $70,000
J. Lawrence Wilson...........     $5,890        $489     $15,000      $70,000

--------
(1) As an "Interested Directors" Messrs. Bogle and Brennan receive no compensation for their service as Directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel).

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Maryland corporation on October 15, 1976. On Jan-uary 3, 1984, the Fund was reorganized into a Pennsylvania business trust which was organized solely for that purpose. The Fund was reorganized as a Maryland corporation on December 31, 1985.

  The Articles of Incorporation permit the Directors to issue 10,800,000,000 shares of Common Stock, $.001 par value from an unlimited number of separate classes ("Portfolio") of shares. Currently the Fund is offering shares of seven Portfolios. The shares of each Portfolio are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, which means that the hold-ers of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Com-pany Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only sharehold-ers of the affected class or classes shall be entitled to vote thereon.

                              FINANCIAL STATEMENTS

  The Fund's Financial Statements for the period ended October 31, 1997, in-cluding the financial highlights for each of the five fiscal years in the pe-riod ended August 31, 1997 and the two-month period ended October 31, 1997, appearing in the Vanguard Municipal Bond Fund Annual Report to Shareholders and insert thereto, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are in-corporated by reference in this Statement of Additional Information. The Fund's Annual Report to Shareholders and the insert thereto are enclosed with this Statement of Additional Information.

                              GENERAL INFORMATION

  CoreStates Bank, N.A., Philadelphia, Pennsylvania, has been retained to act as custodian of the assets of the Fund. The Bank takes no part in determining the investment policies of the Fund or in deciding which securities are pur-chased or sold by the Fund. The Vanguard Group, Inc. acts as Transfer Agent and Dividend Disbursing Agent for the Fund. Price Waterhouse LLP serves as in-dependent accountants for the Fund and audits its financial statements annual-ly. The Fund is not involved in any litigation.

         APPENDIX A--DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

  Vanguard may use reprinted material discussing the Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

  MUNICIPAL BONDS--GENERAL. Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted au-thorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and fa-cilities.

  The two principal classifications of Municipal Bonds are "general obliga-tion" and "revenue" or "special tax" bonds. General obligation bonds are se-cured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are pay-able only from the revenues derived from a particular facility or class of fa-cilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes and tax-exempt commercial paper.

  Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the abil-ity of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

  Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such ob-ligations are secured by letters of credit or other credit support arrange-ments provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding prin-cipal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Fund will invest are payable on not more than 397 days' notice. Each note purchased by the Fund will meet the quality criteria set out above for the Fund.

  The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a par-ticular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corpora-tion represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not abso-lute standards of quality. Consequently, Municipal Bonds with the same maturi-ty, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Fund.

  The Portfolios may purchase municipal bonds subject to so-called "demand features." In such cases the Portfolio may purchase a security that is nomi-nally long-term, but has many of the features of shorter-term securities. By virtue of this demand feature, the security will be deemed to have a maturity date that is earlier than its stated maturity rate.

  From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

  Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax ex-emption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or elimi-nate the ability of each Portfolio to achieve its respective investment objec-tive. In that event, the fund's trustees and officers would reevaluate its in-vestment objective and policies and consider recommending to its shareholders changes in such objective and policies.

  RATINGS. Excerpts from Moody's Investors Service, Inc.'s Municipal Bond rat-ings: Aaa--judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally sta-ble margin and principal is secure; Aa--judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds"; A--possess many favorable investment attributes and are considered "upper me-dium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa--con-sidered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be char-acteristically unreliable over any great length of time; Ba--protection of principal and interest payments may be very moderate; judged to have specula-tive elements; their future cannot be considered as well-assured; B--lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; Caa--poor standing; may be in default or there may be present elements of danger with respect to princi-pal and interest; Ca--speculative in a high degree; often in default; C--low-est rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

  Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows: MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both: MIG-2--High quality with margins of protection ample al-though not so large as in the preceding group.

  Description of Moody's highest commercial paper rating; PRIME-1 ("P-1")-- judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

  Excerpts from Standard & Poor's Corporation's Municipal Bond ratings: AAA-- has the highest rating assigned by S&P; extremely strong capacity to pay prin-cipal and interest; AA--has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A-- has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions; BBB--regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic condi-tions or changing circumstances are more likely to lead to a weakened capacity to pay prin-cipal and interest than for bonds in A category; BB--B--CCC--CC--predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligations; BB is being paid; D--in default, and payment of principal and/or interest is in arrears.

  The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Excerpt from Standard & Poor's Corporation's rating of municipal note is-sues: SP-1+--very strong capacity to pay principal and interest; SP-1--strong capacity to pay principal and interest.

  Description of S&P's highest commercial papers ratings: A-1+--This designa-tion indicates the degree of safety regarding timely payment is overwhelming. A-1--This designation indicates the degree of safety regarding timely payment is very strong.

  At least 95% of the municipal securities held by each of the Fund's Portfo-lios, with the exception of the Money Market and Insured Long-Term Portfolios, must be rated a minimum of Baa (or BBB) by Moody's or Standard & Poor's. The Money Market Portfolio cannot hold bonds rated BBB or below investment grade. The Insured Long-Term Portfolio will be at least 80% insured with the remain-ing 20% having a minimum rating of A. Of the remaining Portfolios, no more than 20% of the Portfolio will be held in the lowest investment grade rating. Not more than 5% of the municipal securities of each Portfolio may be lower-rated or unrated.

  In the event that a particular obligation held by a Portfolio of the Fund is downgraded below the minimum investment level permitted the investment poli-cies of such Portfolio, the Directors and Officers of the Fund will carefully assess the creditworthiness of the obligation to determine whether it contin-ues to meet the policies and objectives of the Portfolio.